SCHEDULE 14A
                       (Rule 14a-101)

           INFORMATION REQUIRED IN PROXY STATEMENT

                  SCHEDULE 14A INFORMATION
 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934


Filed by the Registrant         [X]

Filed by a party other than
the Registrant                  [ ]

Check the appropriate box:
--------------------------
[ ]  Preliminary Proxy Statement             [ ]  Confidential, For
                                                  Use of the
[X]  Definitive Proxy Statement                   Commission Only
                                                  (as permitted by
[X]  Definitive Additional Materials              Rule 14a-6(e)(2))

[ ]  Soliciting Material under Rule 14a-12


                       Managers Trust I
                       ----------------
       (Name of Registrant as Specified in Its Charter)

      (Name of Person(s) Filing Proxy Statement, if other
                     than the Registrant)

Payment of Filing Fee (Check the appropriate box):
--------------------------------------------------
[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act
     Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
     (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

			MANAGERS
			--------


	Managers U.S. Stock Market Plus Fund

		40 Richards Avenue
	    Norwalk, Connecticut 06854
                   800-835-3879
              www.managersfunds.com





						May 28, 2003
Dear Fellow Shareholder:

Enclosed is a proxy statement describing important proposals to be considered at a meeting of the shareholders of Managers U.S. Stock Market Plus Fund ("SMP Fund" or the "Fund"). You are receiving the proxy statement and are entitled to vote on these proposals because you were a shareholder of the Fund on May 19, 2003. Also enclosed is the Fund's Annual Report for the year ended March 31, 2003.

I am sure that you, like most people, lead a busy life and are tempted to put this proxy statement aside. Please do not! When shareholders do not vote, the SMP Fund incurs additional expenses to pay for follow-up mailings and telephone calls. Please take a few minutes to review the proxy statement and cast your vote. You can sign, date and return the proxy card in the enclosed postage prepaid envelope or, if you prefer, you can also vote by telephone or on the internet; our preference is via the internet since it saves the Fund money and your vote is tabulated immediately.

The purpose of this shareholder meeting is to vote on proposals that will permit the Fund to (i) combine with First Quadrant Tax-Managed Equity Fund ("FQ Fund"), another mutual fund in the Managers Funds Family of Funds, (ii) hire FQ Fund's sub-advisor and (iii) operate in the same manner as FQ Fund going forward.
The Trustees have become concerned about the ongoing viability of the Fund in its current form because of the high level of current and anticipated SMP Fund expenses and the lack of market demand for funds employing investment techniques of the type used by the SMP Fund. Like the SMP Fund, FQ Fund is designed to provide broad exposure to the U.S. equity markets. As its name implies, FQ Fund is also managed to minimize taxable distributions to shareholders. Your Trustees believe that by adopting FQ Fund's investment approach and hiring FQ Fund's sub-advisor the Fund will be well positioned to attract additional assets going forward. In addition, consolidating the SMP Fund and FQ Fund into a single fund would permit fixed costs to be spread over a larger asset base and, over time, economies of scale could decrease the Fund's operating expenses. The Trustees considered various alternatives and concluded that this overall plan of action, which we refer to as the Combination, offers the best approach to promoting the Fund's long-term viability.

Certain aspects of the Combination, such as the hiring of First Quadrant, L.P., the current sub-advisor to FQ Fund, to manage the Fund's investment program following the Combination, require shareholder approval. You are also being asked to approve non-material modifications to certain investment policies of the SMP Fund so they match corresponding policies of FQ Fund. Although the other actions necessary to accomplish the Combination do not require shareholder approval, the Combination will not take place unless you approve the new advisory arrangements with the Manager and First Quadrant being presented to you in this proxy statement.

At a meeting held on March 14, 2003, the Board of Trustees considered and approved each of these proposals, subject to obtaining your approval. The Trustees recommend that the shareholders of the Fund vote FOR each of the proposals.

Your vote is important! If we do not receive your executed proxy card(s) after a reasonable amount of time, you will likely receive a telephone call from a proxy solicitor reminding you to vote. Please cast your vote as soon as possible to help the Fund avoid the additional cost of engaging a proxy solicitation firm. If you have questions about the shareholder meeting or any of the proposals, please feel free to call us at 1-800-835-3879.

Thank you for your cooperation and continued support.

Sincerely,


[Signature Omitted]

/s/ Peter M. Lebovitz
---------------------
Peter M. Lebovitz
President

		OVERVIEW OF PROXY STATEMENT
		---------------------------

	IMPORTANT INFORMATION FOR SHAREHOLDERS OF
	  MANAGERS U.S. STOCK MARKET PLUS FUND


Although we encourage you to read the full text of the enclosed proxy statement, here is a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

Q. WHEN WILL THE SHAREHOLDER MEETING BE HELD?

A. The meeting will be held on July 17, 2003, at 10:00 a.m.
Eastern Time at the offices of The Managers Funds LLC, 40 Richards Avenue, Norwalk, Connecticut 06854. This meeting will cover those issues listed in this proxy statement, as well as any other matters properly brought before the meeting. The record date for determining which shareholders are eligible to vote on those issues has been set as the close of business on May 19, 2003. Only those shareholders that owned shares at that time are entitled to vote at the meeting.

Q. WHY IS THE SPECIAL MEETING BEING CALLED?

A. The Special Meeting is being called so shareholders can vote on proposals that will permit the Fund to combine with First Quadrant Tax-Managed Equity Fund ("FQ Fund"), another mutual fund in the Managers Funds Family of Funds, hire FQ Fund's sub-advisor to replace the Fund's current sub-advisor and operate in the same manner as FQ Fund going forward (the "Combination").

Q. WHY HAVE THE TRUSTEES PROPOSED THE COMBINATION?

A. The Trustees have become concerned about the ongoing viability of the Fund in its current form because of (a) high current and anticipated Fund expenses, particularly following the expiration of the Manager's current expense limitation, and (b) the lack of market demand for funds employing investment techniques of the type used by the Fund. The Trustees considered various alternatives and concluded that the Combination offered the best approach to promoting the Fund's long-term viability.

Q. WHEN IS THE COMBINATION EXPECTED TO HAPPEN?

A. Although certain conditions must be met, the Combination is currently expected to take place at the close of business on July 31, 2003.

Q. WHY MODIFY THE FUND TO OPERATE LIKE FQ FUND?

A. The Trustees believe that by adopting FQ Fund's investment approach and hiring FQ Fund's sub-advisor the Fund will be better positioned to attract additional assets going forward. Like the Fund, FQ Fund is designed to provide broad exposure to the U.S. equity markets. The FQ Fund invests in a diversified portfolio of U.S. equity securities that reflects the characteristics of the Russell 3000 Index in terms of industry, earnings growth, valuation and similar measurements. In addition, FQ Fund is managed to minimize taxable distributions to shareholders.

Q. WHY COMBINE THE FUND WITH FQ FUND?

A. Consolidating the Fund and FQ Fund into a single fund could create a more viable fund as a result of the larger combined assets. The Combination would permit fixed costs to be spread over a larger asset base and, over time, economies of scale could decrease the Fund's operating expenses. Unlike a liquidation, the Combination would not have adverse tax consequences for Fund shareholders.

Q. WILL THE COMBINATION HAVE ANY OTHER EFFECT ON THE FUND?

A. Although the Combination will result in a higher contractual fee rate for advisory services, it is nevertheless expected to result in a reduction in overall Fund expenses because the Manager has agreed to limit Fund expenses through August 1, 2004. In addition, after the Combination the Fund will no longer incur interest expenses associated with the investment techniques used by the Fund's current sub-advisor. Please see "Management Fees" under Proposal 1(a) in the proxy statement for a detailed discussion of this aspect of the Combination. The Combination will not change the oversight and administrative role of the Manager and will not cause any change in the Fund's Trustees, officers or other service provider arrangements.

Q. WHAT ARE SHAREHOLDERS VOTING ON?

A. Certain elements of the Combination require shareholder approval. Shareholders must approve a new investment management agreement between the Manager and the Trust (Proposal 1(a)) as well as the hiring of First Quadrant, L.P., the current sub-advisor to FQ Fund, to manage the Fund's investment program following the Combination (Proposal 1(b)). In addition, shareholders must approve modifications to certain Fund investment policies (Proposals 2(a), 2(b), 2(c) and 2(d)) designed to match them with corresponding policies of FQ Fund. Other elements of the Combination do not require shareholder approval. However, no aspect of the Combination will go forward unless shareholders approve Proposals 1(a) and 1(b).

Q. HOW DOES THE BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

A. The Board of Trustees recommends that you vote FOR each of the proposals on the enclosed proxy card(s).

Q. HOW DO I CONTACT YOU FOR MORE INFORMATION OR TO PLACE MY VOTE?

A. If you have any questions, please call The Managers Funds at
(800) 835-3879 for additional information.

Use the enclosed proxy card(s) to record your vote for each proposal, then return the card(s) in the postage-paid envelope. Your proxy card also includes information on how you can vote by telephone or on the internet.

			MANAGERS
			--------



		      PLEASE VOTE

		YOUR VOTE IS IMPORTANT
	 NO MATTER HOW MANY SHARES YOU OWN



		   MANAGERS TRUST I
		on behalf of its series

	Managers U.S. Stock Market Plus Fund

		 40 Richards Avenue
	     Norwalk, Connecticut 06854
		    800-835-3879
		www.managersfunds.com

		TABLE OF CONTENTS
		-----------------

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS 		  1

INSTRUCTIONS FOR EXECUTING PROXY CARD 			  3

PROXY STATEMENT 					  4

ADDITIONAL INFORMATION 					 23

Appendixes
----------
   Appendix A - Investment Objective and Strategies 	A-1

   Appendix B - Description of the Agreement and Plan
		of Reorganization 			B-1

Appendix C - Proposed Management Agreement 		C-1

Appendix D - Proposed Sub-Advisory Agreement 		D-1

		PLEASE VOTE


	  YOUR VOTE IS IMPORTANT
    NO MATTER HOW MANY SHARES YOU OWN



		MANAGERS TRUST I
	    on behalf of its series
	Managers U.S. Stock Market Plus Fund





		40 Richards Avenue
	   Norwalk, Connecticut 06854
		   800-835-3879
	     www.managersfunds.com

	NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

	      TO BE HELD ON JULY 17, 2003
		    AT 10:00 A.M.

To Shareholders of the Managers U.S. Stock Market Plus Fund:

On July 17, 2003, Managers Trust I (the "Trust") will hold a special meeting of the shareholders (the "Special Meeting" or "Meeting") of its series Managers U.S. Stock Market Plus Fund
(the "Fund") at the offices of The Managers Funds LLC, 40 Richards Avenue, Norwalk, Connecticut 06854. The Special Meeting will begin at 10:00 a.m. local time.

The Meeting will be held to consider approval of the following proposals in connection with a proposed consolidation on a tax-free basis of the Fund's assets and liabilities with those of First Quadrant Tax-Managed Equity Fund, a series of Managers AMG Funds:

1 (a) To approve a new Management Agreement between The
      Managers Funds LLC and Managers Trust I with respect to the
      Fund.

  (b) To approve a new Sub-Advisory Agreement between The
      Managers Funds LLC and First Quadrant, L.P. with respect to the Fund.

2 (a) To approve amendments to the Fund's fundamental invest-ment policy regarding senior securities and borrowing.

  (b) To approve amendments to the Fund's fundamental investment policy regarding real estate.

  (c) To approve amendments to the Fund's fundamental invest-ment policy regarding commodities.

  (d) To approve amendments to the Fund's fundamental invest-ment policy regarding loans.

Only those shareholders that owned shares in the Fund at the close of business on May 19, 2003 can vote at this Meeting or any adjournments that may take place.


By Order of the Board of Trustees,


[Signature Omitted]

/s/ Donald S. Rumery
--------------------
Donald S. Rumery
Secretary


Norwalk, Connecticut

May 28, 2003

The Fund's most recent Annual Report and Semi-Annual Report are available upon request, without charge, by writing to Managers U.S. Stock Market Plus Fund, 40 Richards Avenue, Norwalk, Connecticut 06854, or by calling toll free at (800) 835-3879, or on our website at www.managersfunds.com.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING
IN PERSON OR BY PROXY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S)
IN THE POSTAGE PAID ENVELOPE. YOU CAN ALSO VOTE BY TELEPHONE OR OVER
THE INTERNET.

	INSTRUCTIONS FOR EXECUTING PROXY CARD
        -------------------------------------

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name of the proxy card. For example:





Registration 				Valid Signature
------------				---------------

Corporate Accounts
------------------
(1) ABC Corp. 				(1) ABC Corp.
					    John Doe, Treasurer

(2) ABC Corp.
    c/o John Doe, Treasurer 		(2) John Doe, Treasurer

(3) ABC Corp. Profit Sharing Plan 	(3) John Doe, Trustee

Trust Accounts
--------------
(1) ABC Trust 				(1) Jane Doe, Trustee

(2) Jane Doe, Trustee 			(2) Jane Doe
    u/t/d 12/28/78

Custodial Accounts
------------------
(1) John Smith, Cust. 			(1) John Smith
    f/b/o John Smith, Jr. UGMA

(2) John Smith, Jr. 			(2) John Smith, Jr.,
					    Executor


				3

		 MANAGERS TRUST I
	    on behalf of its series
	Managers U.S. Stock Market Plus Fund


		40 Richards Avenue
	    Norwalk, Connecticut 06854
		   800-835-3879
	       www.managersfunds.com



		   PROXY STATEMENT
                   ---------------


	FOR A SPECIAL MEETING OF SHAREHOLDERS
	    TO BE HELD ON JULY 17, 2003



Introduction
------------
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Managers
Trust I (the "Trust") for use at a special meeting of shareholders (the "Special Meeting" or "Meeting") of its series Managers U.S. Stock Market Plus Fund (the "Fund) to be held at the offices of The Managers Funds LLC (the "Manager"), 40 Richards Avenue, Norwalk, Connecticut 06854, on July 17, 2003 at 10:00 a.m. local time, and at any adjournments or postponements thereof. Notice of Special Meeting and a form of proxy are enclosed herewith. This proxy statement, the accompanying notice of Special Meeting and form of proxy are first being sent to shareholders on or about May 28, 2003. At the Meeting, shareholders will be asked to consider several proposals (the "Proposals") that will permit the Fund to (a) consolidate its assets and liabilities on a tax-free basis with those of First Quadrant Tax-Managed Equity Fund ("FQ Fund"), another mutual fund in the Managers Funds Family of Funds, (b) hire First Quadrant, L.P. ("First Quadrant"), FQ Fund's sub-advisor, to replace Smith Breeden Associates, Inc., the Fund's current sub-advisor and
(c) operate in the same manner as FQ Fund going forward (the
"Combination").

The Trustees have proposed the Combination because of concerns about the ongoing viability of the Fund in its current form. Since 1999, the Fund has experienced a substantial decline in assets, largely attributable to shareholder redemptions. This reduction in Fund assets has increased gross Fund expenses on a per share basis. In an effort to maintain the Fund's viability, the Manager has voluntarily offset these increases by waiving its fees and paying Fund expenses. The Manager believes that there is little market demand for funds employing investment techniques of the type used by the Fund and that prospects are limited for increasing the Fund's assets to a level at which subsidization is no longer necessary. For this reason, the Manager has indicated that it is unwilling to subsidize Fund expenses if the Fund continues to operate in its current form. In the absence of the Manager's subsidies, Fund expenses will increase. Higher Fund expenses are, in turn, likely to accelerate shareholder redemptions producing further increases in per share expenses. These circumstances have led the Manager to propose, and the Board of Trustees to consider, alternatives to the Fund's continued operation in its current form.

The Manager and the Trustees considered various alternatives and concluded that the Combination offered the best approach to promoting the Fund's long-term viability. Like the Fund, FQ Fund is designed to provide broad exposure to the U.S. equity markets. In addition, FQ Fund is managed to minimize taxable distributions to shareholders. (See Appendix A for a more complete description of FQ Fund's investment objective and policies.) The Manager believes that, following the Combination, the Fund will be well positioned to attract additional assets. The Combination will also enable the Fund and its shareholders to benefit in the future from substantial accumulated tax loss carryforwards that would be lost were the Fund to liquidate. If the Combination takes place, the Manager has agreed to limit the expenses of the Fund commencing with the Combination and continuing through at least August 1, 2004 (as discussed in greater detail below in Proposal 1(a)).

Approval of the Combination
---------------------------
At a meeting of the Board of Trustees held on March 14, 2003, the Trust's Trustees, including all of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees") within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), approved (i) an agreement and plan of reorganization that will result in the transfer on a tax-free basis of the assets of FQ Fund to the Fund in exchange for shares of the Fund and the assumption by the Fund of the liabilities, if any, of FQ Fund (the "Plan"), (ii) the matters described in the Proposals and the submission of the Proposals to shareholders and
(iii) other actions necessary to effect the Combination. In approving the Combination, which is currently expected to take place on or about the close of business on July 31, 2003, the Trustees considered a number of factors, including the following: (a) the ongoing viability of the Fund in its current form is questionable; (b) the Fund's prospects for attracting additional assets are expected to improve following the Combination; (c) consolidating the Fund and FQ Fund into a single fund could create a more viable fund as a result of a larger asset base; (d) the Combination would permit fixed costs to be spread over a larger asset base and, over time, economies of scale could decrease the Fund's operating expenses; (e) the investment objective and policies of the Fund and FQ Fund are similar; (f) the Combination, unlike a liquidation or the merger of the Fund into FQ Fund, would not have adverse tax consequences for the Fund or Fund shareholders; and (g) following the Combination, the Fund's tax loss carryforwards could offer additional benefits to Fund shareholders under the Fund's revised tax-sensitive investment strategy. The Board of Trustees also considered the matters discussed below in relation to the Proposals. The Board of Trustees of the Trust reviewed alternatives to the Combination, such as maintaining the status quo or liquidating the Fund, and determined that the Combination, and specifically the reorganization of the Fund pursuant to the Plan, would be in the best interests of Fund shareholders.

The Proposals
-------------
The following elements of the Combination require shareholder approval:
(i) a new investment management agreement between the Manager and the Trust (Proposal 1(a)) and a new sub-advisory agreement between the Manager and First Quadrant, L.P. ("First Quadrant"), the current sub-advisor to FQ Fund (Proposal 1(b)), and (ii) modifications to some of the Fund's investment policies (Proposals 2(a), 2(b), 2(c) and 2(d)) to match those of FQ Fund. Shareholders are not required to approve the Plan, but the reorganization contemplated by the Plan, and therefore the Combination, are contingent upon shareholder approval of Proposals 1(a) and 1(b) among other conditions. If shareholders do not approve Proposals 1(a) and 1(b) or the Combination does not take place for any other reason, the Trustees will consider what action, if any, to take.

1. APPROVAL OF NEW INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS.

In order for First Quadrant, the current sub-advisor for FQ Fund, to manage the Fund's investment program commencing with the Combination, Fund shareholders must approve (a) a new investment management agreement (the "Proposed Management Agreement") between the Trust on behalf of the Fund and the Manager to replace the current management agreement (the "Current Management Agreement"), dated August 1, 2000 and (b) a new sub-advisory agreement (the "Proposed Sub-Advisory Agreement") between the Manager and First Quadrant with respect to the Fund to replace the current sub-advisory agreement (the "Current Sub-Advisory Agreement") between the Manager and Smith Breeden Associates, Inc. ("Smith Breeden"), dated August 1, 2000. The terms of the Proposed Management Agreement are attached to this proxy statement as Appendix C. The terms of the Proposed Sub-Advisory Agreement are attached to this proxy statement as Appendix D. The Proposed Management Agreement and the Proposed Sub-Advisory Agreement are subject to separate shareholder votes. However, neither proposed agreement will be implemented unless both agreements are approved.

The Current Management and Sub-Advisory Agreements were last submitted to a vote of shareholders of the Fund on July 21, 2000 in connection with the Manager's purchase of certain mutual fund assets managed by Smith Breeden Associates, Inc. ("Smith Breeden"), the Fund's current sub-advisor. The Board of Trustees most recently approved the continuation of the Current Management and Sub-Advisory Agreements at their meeting held on June 10, 2002.

Approval of the Proposed Management and Sub-Advisory Agreement by the Board of Trustees. At a meeting of the Board of Trustees held on March 14, 2003, the Trustees, including all of the Independent
Trustees, approved the Proposed Management Agreement and the Proposed Sub-Advisory Agreement contingent upon shareholder approval of both agreements and consummation of the Combination. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Proposed Management and Sub-Advisory Agreements, the Trustees considered a variety of information relating to FQ Fund, the Manager and First Quadrant, including fee and expense information for the Fund prior to and after giving effect to the Combination. The Trustees considered information relating to First Quadrant's financial condition, operations, personnel, investment philosophy and investment strategies and techniques as well as the performance of FQ Fund. The Trustees also considered the compliance capabilities of the Manager and First Quadrant, including their personal trading policies and procedures.

The Trustees also considered the Manager's performance of similar duties for FQ Fund and other series of Managers AMG Funds. During the review process, representatives of the Manager and First Quadrant provided an oral presentation to the Trustees and answered questions concerning these and related matters. In approving the agreements, the Trustees considered, among other things, the manner in which responsibility for advisory, administrative and distribution activities would be allocated between the Manager and First Quadrant. In addition, the Trustees considered the commitments of the Manager and First Quadrant to maintain expense limitations for the Fund.

In the course of their deliberations, the Trustees reached the following conclusions, among others: (A) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Proposed Management Agreement; (B) First Quadrant's personnel are qualified to manage the Fund's assets in accordance with the Fund's investment objectives and policies as amended in connection with the Combination; (C) the Manager and First Quadrant maintain appropriate compliance programs; (D) the performance of FQ Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (E) the Fund's advisory expenses under the Proposed Management and Sub-Advisory Agreements are expected to be reasonable in relation to those of similar funds and to the services provided by the Manager and First Quadrant. The Trustees noted that the Proposed Management and Sub-Advisory Agreements would result in higher advisory fees for the Fund. The Trustees concluded that this additional expense was appropriate in light of the decrease in overall Fund expenses anticipated to be realized in connection with First Quadrant's implementation of the Fund's revised investment strategy following the Combination and (b) the additional expertise required of First Quadrant to select and monitor individual equity securities and manage the Fund on a tax efficient basis under the Fund's revised investment strategy.

Based on their conclusions, the Trustees determined that approval of the Proposed Management and Sub-Advisory Agreements would be in the interests of the Fund and its shareholders.

Proposal 1(a): Approval of the Proposed Management Agreement
------------------------------------------------------------
Terms of the Current Management Agreement. The Current Management
Agreement provides for the Manager to have overall supervisory responsibility for the Fund's general investment and management of its assets in accordance with the Fund's investment objectives, policies and restrictions subject to such direction as it may receive from the Board of Trustees from time to time. The Manager is also responsible for selecting and recommending to the Trustees a sub-advisor for the Fund and for monitoring and evaluating the performance of the sub-advisor on an ongoing basis.

The Current Management Agreement currently continues in effect, unless terminated as described below, for successive one year periods, so long as its continuance is approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or (b) by the vote of a majority of the Board of Trustees, provided that in either event the continuance is also approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on the continuance. The Current Management Agreement terminates automatically in the event of its assignment within the meaning of the 1940 Act and may be terminated at any time, without the payment of any penalty, (i) by the vote of a majority of the Board of Trustees, (ii) by vote of a majority of the outstanding voting securities of the Trust (there are currently no other series of the Trust), or (iii) with respect to the Fund, by vote of a majority of the outstanding shares of the Fund, in each case upon sixty (60) days written notice to the Manager. The Management Agreement may be terminated by the Manager upon sixty (60) days written notice to the Trust. The Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties, the Manager is not subject to liability to the Fund or any Fund shareholder for any act or omission in the course of, or connected with, services rendered under the Agreement or for any losses that may be sustained in the purchase, holding, or sale of any security, provided that these provisions shall not protect the Manager from liability in violation of the 1940 Act.

Terms of the Proposed Management Agreement. The scope of the services to be provided by the Manager under the Proposed Management Agreement is similar to the scope of services rendered to the Fund under the Current Management Agreement. The Proposed Management Agreement provides that the Manager will be responsible for: (i) developing and furnishing continuously an investment program and strategy for the Fund in compliance with the Fund's investment objective and policies as set forth in the Trust's current Registration Statement; (ii) providing research and analysis relative to the investment program and investments of the Fund; (iii) determining (subject to the overall supervision and review of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash or cash equivalents; and (iv) making changes on behalf of the Trust in the investments of the Fund. The Proposed Management Agreement also provides that the Manager will furnish administrative services necessary to manage, supervise and conduct the other affairs and business of the Trust, primarily those relating to regulatory matters.

Unless sooner terminated as described below, the Proposed Management Agreement provides that it will continue for an initial term of two (2) years and thereafter continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either a vote of a majority of the Trustees of the Trust or a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event, by the vote of a majority of the Trustees of the Trust who are not parties to the Proposed Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Proposed Management Agreement may be terminated, without penalty, by vote of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager on sixty (60) days prior written notice to the other party. The Proposed Management Agreement will terminate automatically in the event of its assignment within the meaning of the 1940 Act.

The Proposed Management Agreement further provides that neither the Manager nor its officers, directors, employees, agents or controlling persons or assigns will be liable for any error of judgment, mistake of law or for any loss connected with services rendered under the Proposed Management
Agreement; except by reason of any willful misfeasance, bad faith or negligence in the performance of the Manager's duties or the reckless disregard of its obligations and duties under the Proposed Management Agreement. This provision does not protect any Trustee or officer of the Trust against any such liability to which he or she might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of his or her duties or the reckless disregard of his or her obligations and duties. The description of the Proposed Management Agreement set forth herein is qualified in its entirety by reference to the Proposed Management Agreement attached as Appendix C.

Differences between the Proposed and Current Management Agreements. The Proposed and Current Management Agreements are generally similar. The material differences between the Proposed and Current Management Agreements, aside from their fee rates which are discussed below, are the authority given the Manager and the limitation on the Manager's liability. Under the Proposed Management Agreement, the Manager will also have the authority to manage the Fund's investment program. (There is no expectation that the Manager will exercise this authority since under the Proposed Sub-Advisory Agreement portfolio management duties will be performed by First Quadrant.) Under both Agreements, the Manager may be liable for acts or omissions involving wilfull misfeasance, bad faith and reckless disregard of its duties. However, under the Proposed Management Agreement, the Manager is subject to a higher standard of care in that the Manager may be held liable for ordinary negligence, whereas under the Current Management Agreement, the Manager may be held liable only for gross negligence.

Management Fees. For its services under the Current Management
Agreement, the Manager is paid a monthly fee (the "Current Fee") equivalent to an annual rate of 0.70% of the Fund's average daily net assets. For the fiscal year ended March 31, 2003, the net fee paid to the Manager under the Current Management Agreement was $170,146, representing 0.35% of the Fund's average daily net assets. This amount reflects an agreement by the Manager in effect throughout the fiscal period to limit the Fund's total operating expenses (excluding interest, taxes, brokerage and extraordinary items) to 0.88% of the Fund's average daily net assets subject to later reimbursement under certain circumstances. Under the agreement, in general, for a period of up to three years from the time of any waiver or payment, the Manager may recover from the Fund fees waived and expenses paid to the extent that the Fund's total annual operating expenses do not exceed the contractual expense limitation amount. Had the expense limitation not been in effect, the amount paid to the Manager would have been $344,871, representing 0.70% of the Fund's average daily net assets for the period.

The advisory fee payable under the Proposed Management Agreement (the "Proposed Fee") is 0.85% of the Fund's average daily net assets. The Manager has informed the Fund that it will contractually agree to limit the total operating expenses of the Fund (excluding interest, taxes, brokerage and extraordinary items) to 0.99% of average daily net assets, subject to reimbursement under certain circumstances, effective upon the closing of the Combination until at least August 1, 2004. In general, for a period of up to three years from the time of any waiver or payment pursuant to the Fund's contractual expense limitation, the Manager may recover from the Fund fees waived and expenses paid to the extent that the Fund's total annual operating expenses do not exceed the contractual expense limitation amount. Had the Proposed Fee been in effect for the fiscal year ended March 31, 2003 together with the 0.99% expense limitation, the net fee paid to the Manager under the Proposed Management Agreement would have been $223,620, representing an increase of 37% over the amount actually paid under the Current Management Agreement pursuant to the 0.88% expense limitation then in effect. Had the Proposed Fee been in effect for that period without taking into account the effect of the 0.99% expense limitation, the amount payable under the Proposed Management Agreement would have been $418,772 representing an increase of 21% over the $344,871 payable under the Current Management Agreement absent the 0.88% expense limitation.

Although the actual fees paid under the Current Management Agreement are less than what they would have been under the Proposed Management Agreement and the 0.99% expense limitation, it is anticipated that the Fund's operating expenses would be higher going forward if the Proposed Management Agreement were not approved and the Combination did not take place because (a) the Fund's current expense cap will not continue beyond August 1, 2003 and (b) following the Combination, the Fund will not incur the interest expense associated with the investment techniques used by Smith Breeden. The expense information that follows illustrates the effect of the Proposed Management Agreement and Proposed Sub-Advisory Agreement on shareholder fees and Fund expenses using methods required by SEC regulations for the presentation of this information in mutual fund prospectuses. The example and fee table should not be considered a representation of past or future expenses or annual rates of return. Actual expenses and annual rates of return may be more or less than those assumed for purposes of the example and the fee table.


	Shareholder Fees (fees paid directly from your investment)
	----------------------------------------------------------


							Current Pro Forma
							------- ---------
Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of the offering price) 	None 	None
Maximum Deferred Sales Charge (Load) 			None 	None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends and Other Distributions 		None 	None
Exchange Fees 						None 	None
Redemption Fees 					None 	None
Maximum Account Fee 					None 	None




		Annual Fund Operating Expenses
	(expenses that are deducted from Fund assets)
	---------------------------------------------




						Current Pro Forma
						------- ---------
Management Fees 				0.70% 	0.85%
Distribution (12b-1) Fees 			0.00% 	0.00%
Other Expenses:
 Interest Expense 				0.43% 	0.00%
 Other Expenses 				0.54% 	0.55%
Total Other Expenses 				0.97% 	0.55% (2)
						-----	-----
Total Annual Fund Operating Expenses 		1.67% 	1.40%
Fee Waiver and Reimbursement 		       -0.12%(1)-0.41% (3)
						-----	------
Net Annual Fund Operating Expenses 		1.55% 	0.99%
						=====	=====




(1) The amount shown reflects the fact that the Manager has contractually agreed through August 1, 2003, to limit Total Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage and extraordinary items) to 0.88% of average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to a contractual expense limitation, the Manager may recover from the Fund fees waived and expenses paid to the extent that the Fund's Total Annual Fund Operating Expenses do not exceed the contractual expense limitation amount.

(2) Other expenses have been restated to reflect the approximate expenses expected following the Combination.

(3) The amount shown reflects the fact that the Manager has indicated that it will contractually agree, commencing with the Combination and continuing until at least August 1, 2004, to limit Total Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage and extraordinary items) to 0.99% of average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to a contractual expense limitation, the Manager may recover from the Fund fees waived and expenses paid to the extent that the Fund's Total Annual Fund Operating Expenses do not exceed the contractual expense limitation amount.

Example
-------
The Example below assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's total operating expenses remain at the levels shown in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



		1 Year 	3 Years 5 Years 10 Years
		------	-------	-------	--------
Current 	$170 	$528	$909 	$1,978
Pro Forma 	$101 	$383 	$707	$1,626



This Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Information about the Manager. The address of the Manager's principal executive offices is 40 Richards Avenue, Norwalk, CT 06854. Peter M. Lebovitz, the Manager's President and Chief Executive Officer and President and a Trustee of the Trust, is the Manager's principal executive officer. Mr. Lebovitz's address is the same as that of the Manager. Galan G. Daukas, the Manager's Chief Operating Officer, serves as the Trust's Chief Financial Officer. Donald S. Rumery, Director, Finance and Planning, for the Manager, serves as the Trust's Treasurer and Secretary. The Managing Member of the Manager is a wholly-owned subsidiary of Affiliated Managers Group, Inc. ("AMG"), whose principal address is 600 Hale Street Prides Crossing, MA 01965. Sean M. Healey, President and Chief Operating Officer of AMG, serves as a Trustee of the Trust.

Proposal 1(b): Approval of the Proposed Sub-Advisory Agreement
--------------------------------------------------------------
Terms of the Current Sub-Advisory Agreement. Under the Current Sub-Advisory Agreement, Smith Breeden, the Fund's current Sub-Advisor, manages the Fund's portfolio, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Fund in accordance with the Fund's investment objectives, policies, and investment restrictions. Smith Breeden provides these services subject to the general supervision of the Manager and the Board of Trustees.

The Current Sub-Advisory Agreement continues in effect, unless terminated as described below, for successive one year periods, so long as its continuance is approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or (b) by the vote of a majority of the Board of Trustees, provided that in either event the continuance is also approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on the continuance. The Sub-Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act). The Sub-Advisory Agreement may be terminated: (i) by the Manager at any time, without payment of a penalty, upon notice to Smith Breeden and the Trust, (ii) at any time, without payment of a penalty, by the Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or (iii) by Smith Breeden at any time, without payment of a penalty, upon thirty (30) days notice to the Manager and the Trust.

The Sub-Advisory Agreement provides that Smith Breeden shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Manager or the Trust in connection with the Sub-Advisory Agreement, except by reason of Smith Breeden's willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of Smith Breeden's reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

Terms of the Proposed Sub-Advisory Agreement. The Proposed Sub-Advisory Agreement provides that, subject to the supervision of the Manager and the Board of Trustees, First Quadrant will (i) develop and furnish continuously an investment program and strategy for the Fund; (ii) provide research and analysis relative to the investment program and investments of the Fund; (iii) determine what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets shall be held in cash or cash equivalents; and (iv) make changes on behalf of the Trust in the investments of the Fund. First Quadrant must provide such advisory services in compliance with that Fund's investment objective and policies as set forth in the Trust's then current registration statement filed with the SEC.

The Proposed Sub-Advisory Agreement provides that it will, unless sooner terminated as described below, continue in effect for a period of two (2) years from its effective date and will continue thereafter so long as such continuance is approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event, by the vote of a majority of the Trustees of the Trust who are not parties to the Proposed Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Proposed Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, by (i) vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, (ii) the Manager, or (iii) First Quadrant, in each case on sixty (60) days prior written notice to the other parties. The Proposed Sub-Advisory Agreement automatically terminates in the event of its assignment
(as defined in the 1940 Act).

The Proposed Sub-Advisory Agreement provides that First Quadrant shall not be subject to liability for any error of judgment, mistake of law or any loss suffered by either the Manager or the Fund or Fund shareholders in connection with the Proposed Sub-Advisory Agreement, except by reason of First Quadrant's willful misfeasance, bad faith, or negligence or reckless disregard of its obligations and duties under the Proposed Sub-Advisory Agreement.

The description of the Proposed Sub-Advisory Agreement set forth herein is qualified in its entirety by reference to the Proposed
Sub-Advisory Agreement, which is attached to this proxy statement as Appendix D.

Comparison of the Current and Proposed Sub-Advisory Agreements.
The Proposed and Current Sub-Advisory Agreements are generally similar. The material differences between the Proposed and Current Sub-Advisory Agreements, aside from their fee rates which are discussed below, relate to standard of care and notice of termination. First Quadrant will be subject to a higher standard of care, a negligence standard, under the Proposed Sub-Advisory Agreement than the gross negligence standard of care applicable to Smith
Breeden under the Current Sub-Advisory Agreement. The Proposed Sub-Advisory Agreement requires each of the Trust, the Manager and First Quadrant to provide sixty (60) days notice before terminating the Proposed Sub-Advisory Agreement while the Current Sub-Advisory only requires Smith Breeden to provide thirty (30) days notice and permits immediate termination by the Manager or the Trust.

Sub-Advisory Fees. Under the Current Sub-Advisory Agreement, the Manager, and not the Fund, pays Smith Breeden a sub-advisory fee calculated daily at an annual rate of 0.20% of the daily net assets of the Fund, provided that on any day when the gross annualized fee received by the Manager under the Current
Management Agreement does not exceed $1,365,300, the sub-advisory fee paid by the Manager is reduced to an annual rate of 0.15% of daily net assets of the Fund for that day. The sub-advisory fee payable by the Manager to Smith Breeden for the Fund's last fiscal year ended March 31, 2003 equaled $73,901. Pursuant to the Proposed Sub-Advisory Agreement, the sub-advisory fee to be paid by the Manager to First Quadrant (the "Proposed Sub-Advisory Fee") is calculated daily based on the daily average net assets of the Fund at an annual rate of 0.85% of the average daily net assets of the Fund. Had the Proposed Sub-Advisory Fee been in place for last fiscal year, the sub-advisory fee paid by the Manager would have been $418,772. Although the fee due under Proposed Sub-Advisory Agreement would have represented an increase of approximately 467% over the fee payable under the Current Sub-Advisory Agreement, the Manager, and not the Fund, pays the fees due under the Current and Proposed Sub-Advisory Agreements.

Information about First Quadrant. Organized as a Delaware limited partnership, First Quadrant is the successor firm to First Quadrant Corporation, which was formed in 1998. As the firm's Chairman, Robert Douglas Arnott is First Quadrant's principal executive officer. First Quadrant's address, and that of Mr. Arnott, is 800 E. Colorado Boulevard, Suite 900, Pasadena, California 91101. At December 31, 2002, First Quadrant's assets under management totaled approximately $13.3 billion. Affiliated Managers Group, Inc., a wholly owned subsidiary of which serves as the Managing Member of the Manager, owns an indirect majority interest in First Quadrant.

If the Proposed Sub-Advisory Agreement is approved, the Fund will be managed by First Quadrant's management team led by Christopher G. Luck and R. Max Darnell. Mr. Luck is a Partner of First Quadrant and a Director of Equity Portfolio Management, positions he has held since March 1996. From September 1995 to March 1996, he was the Director of Equity Management of its predecessor, First Quadrant Corporation. Mr. Darnell is a Partner and the Chief Investment Officer of, and a portfolio manager for, First Quadrant, positions he has held since 1991.

Other Funds Advised by First Quadrant. First Quadrant serves as sub-advisor to FQ Fund, whose investment objective and strategies are substantially similar to those to be adopted by the Fund following the Combination. The following table sets forth relevant information with regard to FQ Fund.




Investment 	Net assets 	Rate of 	Fee/Waiver
Objective 	as of 2/28/2003 Compensation 	Reduction
----------	---------------	------------	----------
Long-term 	$10.3 Million 	0.85% of the 	The Manager has
after-tax 			average daily 	agreed to limit FQ
returns 			net assets 	Fund's total
						operating expenses
						to 1.00% of
						average daily
						net assets through
						3/1/2004 (subject
						to later
						reimbursement
						in certain
						circumstances).


	THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
		VOTE FOR PROPOSALS 1(a) AND 1(b).


2. AMENDMENT OF CERTAIN FUNDAMENTAL INVESTMENT POLICIES.
--------------------------------------------------------
In order for the Fund to operate in the same manner as FQ Fund following the Combination, the Trustees have authorized the adoption of a new investment objective and policies as described in Appendix A effective upon the Combination. Certain existing Fund policies, which are also described in Appendix A, will not be changed as part of the Combination.

The Trustees are seeking shareholder approval of changes to four of the Fund's fundamental investment policies (the "Fund Policies") as described in Proposals 2(a), 2(b), 2(c) and 2(d) below. The proposed changes will amend the Fund Policies in connection with the Combination so that the Fund Policies duplicate corresponding fundamental policies of FQ Fund.

The amended policies presented in Proposals 2(a), 2(b), 2(c) and 2(d) exactly duplicate existing policies of FQ Fund. These policies do not play a material role in FQ Fund's operations. If shareholders approve the changes presented in Proposals 2(a), 2(b), 2(c) and 2(d), the amended policies are not expected to play a material role in the Fund's operations following the Combination. These Proposals are being presented to shareholders as part of efforts to minimize the expense to the Fund of the Combination. Approximately 48% of all expenses of the Combination will be borne by the Fund. Having the investment policies described in Proposals 2(a), 2(b), 2(c) and 2(d) exactly duplicate those of FQ Fund will eliminate any question under federal securities law of the need to call a meeting of FQ Fund shareholders to approve the reorganization of FQ Fund into the Fund necessary for the Combination. Accordingly, approval of these changes will reduce the overall cost of the Combination, which will indirectly benefit the Fund and its shareholders.

Each Proposal below must be voted on separately. If approved, each of the following Proposals will only take effect in connection with the Combination, which is itself contingent on shareholder approval of Proposals 1(a) and 1(b).

Proposal 2(a): Senior Securities and Borrowing
----------------------------------------------
The Trustees of the Fund recommend that shareholders approve amendments to the Fund's fundamental investment policy concerning issuance of senior securities and borrowing. The current policy reads as follows:

[The Fund may not:]

Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks or through reverse repurchase agreements or dollar rolls up to 33 1/3% of the value of its respective total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes and to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed delivery basis, the purchase and sale of futures contracts, the entry into forward contracts, reverse repurchase agreements and dollar roll transactions, short sales, interest rate caps, floors and swaps, mortgage swaps, and collateral arrangements with respect thereto and such other practices as may be determined by counsel to the Fund (consistent with pronouncements of the SEC) are not deemed to be a pledge of assets and, none of such transactions or arrangements nor obligations of the Fund to Trustees pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security."

The amended policy would read as follows:

[The Fund may not:]

Issue senior securities. For purposes of this restriction, borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, are not deemed to be senior securities.

Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund's investment policies, shall not constitute borrowing."

The current and proposed policies regarding senior securities and borrowing are generally identical in their effect on the Fund's activities with two excep-tions. First, the proposed policy would permit the Fund to borrow 5% of total assets for temporary purposes in any manner. This borrowing would be in addition to the 33 1/3% of total assets that may be borrowed from banks or through reverse repurchase agreements and roll transactions. Second, the proposed policy places no limitation on the purpose or amount of any pledging by the Fund, although the Fund would be subject to limits imposed under applicable law.

Proposal 2(b): Real Estate
--------------------------
The Trustees recommend that shareholders approve an amendment to the Fund's fundamental investment policy concerning real estate. The current policy reads as follows:

[The Fund may not:]

Acquire, sell, lease or hold real estate or real estate limited partnerships, except that it may invest in securities of companies which deal in real estate and in securities collateralized by real estate or interests therein and it may acquire, sell, lease or hold real estate in connection with protecting its rights as a creditor."

The amended policy would read as follows:

[The Fund may not:]

Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities."

The proposed policy concerning investments in real estate is for most practical purposes the same as the Fund's current policy. However, under the current policy, the Fund may not hold or sell real estate except in connection with protecting its rights as a creditor. Under the proposed policy, the Fund would be able to hold and sell real estate acquired by it as a result of ownership of securities.

Proposal 2(c): Commodities
--------------------------
The Trustees recommend that shareholders approve an amendment to the Fund's fundamental policy concerning commodities. The current policy reads as follows:

[The Fund may not:]

Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon. (For purposes of this restriction, "commodity contracts" do not include caps, floors, collars or swaps.)"

The amended policy would read as follows:

[The Fund may not:]

Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies."

The amended investment policy regarding commodities places generally the same limitations on the Fund's activities as the current policy except with respect to the types of futures contracts the Fund may purchase and sell. The amended policy will permit the Fund to purchase and sell only certain financial futures and related options, i.e., those on securities, securities indices and currencies. Under the amended policy, the Fund would not therefore be able to purchase and sell futures and related options on, for example, interest rates.
The added restriction imposed by the amended policy is not expected to materially affect management of the Fund's portfolio.

Proposal 2(d): Loans
--------------------
The Trustees recommend that shareholders approve an amendment to the Fund's fundamental investment policy regarding loans. The current policy reads as follows:

[The Fund may not:]

Make loans of money or property to any person, except through loans of portfolio securities to qualified institutions, the purchase of debt obligations in which the Fund may invest consistently with its investment objectives and policies and investment limitations or the investment in repurchase agreements with qualified institutions. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund's total assets (including such loans)."

The amended policy would read as follows:

[The Fund may not:]

Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets."

The proposed policy regarding loans is effectively identical to the Fund's current policy except that the amended policy does not expressly limit lending counterparties to qualified institutions. If shareholders approve the proposed change, the Fund will continue to assess lending counterparties to ensure adequate protection of Fund interests in securities lending transactions.

	THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
	   VOTE FOR EACH OF PROPOSALS 2(a) THROUGH 2(d).


			ADDITIONAL INFORMATION
                        ----------------------

Voting Information
------------------
All properly executed proxy cards received prior to the Meeting will be voted at the Meeting in accordance with the marked instructions. Unless instructions are marked to the contrary, shares represented by the proxies will be voted FOR the Proposals described above. Any shareholder may revoke his or her proxy card(s) at any time prior to the Meeting by
(i) sending written notice of revocation to the Secretary of the Trust,
(ii) the subsequent execution and return of another proxy prior to the Meeting, (iii) submitting a subsequent telephone vote, (iv) submitting a subsequent internet vote, or (v) being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. The persons designated as proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting.
The Board of Trustees of the Trust is not aware of any other matters to come before the Meeting.

Holders of record of the Fund shares at the close of business on May 19, 2003 (the "Record Date") will be entitled to one vote per share and a fractional vote on each fractional share on all business presented at the Meeting. As of the Record Date, 5,073,069 shares of beneficial interest of the Fund were outstanding.

Shares held by two or more persons (whether as joint tenants, co-fiduciaries or otherwise) will be voted as follows: (i) if only one person votes, his or her vote will bind all others; and (ii) if more than one person votes and such persons disagree as to any vote to be cast, the proxy will not be voted as to that item of business.

In the event that the necessary quorum to transact business or the vote required to approve any of the Proposals is not obtained at the Meeting, the individuals named as proxies may propose one or more adjournments of the Meeting in accordance with the applicable law to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals prior to any such adjournment if sufficient votes have been received. Any such adjournment will require the affirmative vote of a majority of the shares present in person at the Meeting or represented by proxy. Each Proposal requires the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present in person at the Meeting or represented by proxy, if holders of more than 50% of the shares of the Fund outstanding on the Record Date are present, in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund on the Record Date.

Abstentions and broker non-votes (that is, proxies sent in by brokers and other nominees which cannot be voted on the Proposals because the beneficial owners have not given instructions) will be considered to be shares present at the Meeting, but not voting in favor of the Proposals. For this reason, both have the practical effect of a vote against the Proposals, but abstentions and broker non-votes will assist the Fund in obtaining a quorum.

Shareholders can vote by marking the enclosed proxy card(s) and returning the card(s) in the postage-paid envelope. The ballot cards also describe how shareholders can vote by (a) calling a toll free number and recording their vote by telephone or (b) casting their vote over the internet. Any shareholder who has given a proxy has the right to revoke the proxy any time prior to its exercise by:

*written notice of the proxy's revocation to the Secretary of the
 Trust at the above address prior to the Meeting;
*the subsequent execution and return of another proxy prior to the Meeting;
*submitting a subsequent telephone vote;
*submitting a subsequent internet vote; or *being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting.

Information about the Trust
---------------------------
The Trust is registered as an open-end, diversified management investment company under the 1940 Act, and is organized as a Massachusetts business trust. The principal executive offices of the Trust are located at 40 Richards Avenue, Norwalk, Connecticut 06854. The Trust's distributor is Managers Distributors, Inc. also located at 40 Richards Avenue, Norwalk, Connecticut 06854.

Financial Statements
--------------------
Included with this proxy statement are the Fund's Annual Report for the fiscal year ended March 31, 2003 and FQ Fund's Annual Report for the fiscal year ended October 31, 2002. The Fund's and FQ Fund's financial statements, including the Report of Independent Accountants, which are contained in the accompanying Annual Reports, are incorporated by reference into (are legally part of) this proxy statement.


Solicitation of Proxies
-----------------------
Representatives of the Manager may solicit proxies by telephone, letter or personally and will receive no additional compensation for these services. The Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies.

Georgeson Shareholder Communications, Inc. ("Georgeson") has been engaged to assist in the solicitation of proxies, at an estimated cost of $10,000. As the date of the Special Meeting approaches, Georgeson representatives may contact certain shareholders of the Fund whose votes have not yet been received. Proxies obtained over the telephone will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

When soliciting a telephonic proxy, a Georgeson representative will ask for each shareholder's full name and address, or zip code or employer identification number, and confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, a Georgeson representative will ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the response to these preliminary questions agrees with the information provided to Georgeson by the Fund, then the Georgeson representative will explain the voting process, read the Proposals as listed on the proxy card, ask for the shareholder's instructions on each Proposal and make a record of the voting instructions provided. Although Georgeson representatives are permitted to answer questions about the voting process, they may not make recommendations regarding voting, other than to read the recommendations set forth in this proxy statement. Within 72 hours of soliciting telephonic voting instructions, Georgeson will send the shareholder a letter or mailgram confirming the votes recorded and requesting that the shareholder call Georgeson immediately if the confirmation does not accurately reflect the shareholder's telephonic instructions.

Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Fund for their reasonable expenses in sending proxy material to beneficial owners of shares of the Fund. The cost of the solicitation of proxies, the cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph will be borne approximately 40% by the Manager, 48% by the Fund and 12% by FQ Fund. It is anticipated that all of the costs allocated to FQ Fund will be borne by the Manager under the terms of its expense reimbursement and recoupment agreement with FQ Fund.
If a shareholder wishes to participate in the Meeting, and does not wish to authorize the execution of a proxy by telephone, mail or internet, the shareholder may vote at the Meeting in person.

If you require additional information regarding the proxy or need a replacement proxy card, please call Managers U.S. Stock Market Plus Fund toll free at (800) 835-3879. Any proxy given by a shareholder, whether in writing or by telephone, is revocable until voted at the Meeting.

Principal Holders of Fund Shares
--------------------------------
At May 19, 2003, the following persons or entities owned of record more than 5% of the outstanding shares of the Fund:


Name and 						Percent of
Address of Owner 		Number of Shares 	of Shares
----------------		----------------	----------
Charles Schwab & Co., Inc. 	2,346,457 		46%
San Francisco, CA



This shareholder is an omnibus processing organization holding Fund shares on behalf of its customers. The Fund does not know of any person who, as of May 19, 2003, beneficially owned more than 5% or more of the outstanding shares of the Fund.


Management Ownership
--------------------
At May 19, 2003, all Trustees and Officers as a group owned beneficially less than 1% of the outstanding shares of the Fund.

Shareholder Proposals
---------------------
The Trust does not hold regularly scheduled meetings of the shareholders of the Fund. Any shareholder desiring to present a proposal for inclusion at the meeting of shareholders next following this Meeting should submit such proposal to the Trust at a reasonable time before the solicitation is made.

Other Matters To Come Before The Meeting
----------------------------------------
The Board of Trustees knows of no business other than that specifically mentioned in the Notice of Special Meeting of Shareholders that will be presented or considered at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

THE TRUSTEES RECOMMEND APPROVAL OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF EACH PROPOSAL.



May 28, 2003


By Order of the Trustees,



[Signature Omitted]

/s/ Donald S. Rumery
--------------------
Donald S. Rumery
Secretary

			APPENDIX A

	Investment Objective and Strategies
	-----------------------------------
Part 1 of this Appendix sets forth the investment objective and policies the Trustees of the Trust intend to adopt to replace the Fund's current investment objective and policies in connection with the Combination. Adoption of these policies, which are substantially the same as those of FQ Fund, will only take place if Fund shareholders approve Proposals 1(a) and 1(b). Once adopted, all the investment policies shown in Part 1 of this Appendix may be changed by the Trustees without shareholder vote except for
(i) the Objective shown immediately below and (ii) the policy regarding investments in illiquid securities expressly identified as fundamental. Certain fundamental policies of the Fund shown in Part 2 of this Appendix will continue in effect after the Combination.

	Part 1 - Revised Investment Objective and Policies
	--------------------------------------------------


			OBJECTIVE



The Fund seeks to achieve long-term after-tax returns for investors.

		PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities. This policy may not be changed without providing shareholders 60 days notice. First
Quadrant will pursue the Fund's objective by investing in a diversified portfolio of U.S. equity securities (generally common and preferred stocks) that reflects the characteristics of the Russell 3000 Index (the "Benchmark") in terms of industry, earnings growth, valuation and similar measurements.
The Benchmark measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. At March 31, 2003, the Benchmark had a total market capitalization range of approximately $3 million to $259 billion. The Fund will ordinarily invest in approximately 75 to 250 stocks; however, the number of stocks in which the Fund invests will vary depending on market conditions and the size of the Fund.

First Quadrant, L.P. ("First Quadrant") will use a proprietary quantitative analytical model to construct the Fund's portfolio to reflect the characteristics of the Benchmark and will combine a top-down analysis of market and economic conditions with a bottom-up stock selection review process to enhance returns.

The top-down analysis will consist of a review of market and economic data such as interest rates, commodity price changes, market volatility levels, inflation expectations, credit spreads and foreign exchange rates to identify those industries and sectors of the U.S. economy that are likely to benefit from present and future economic conditions. First Quadrant will modify the industry weightings in the Fund's portfolio relative to the Benchmark based on the top-down analysis, consistent with maintaining tax efficiency for investors. In general, these weightings will not differ from the industry weightings of the Benchmark by more than 5%. In addition, consistent with minimizing taxable gains and enhancing returns, First Quadrant may underweight and overweight the Fund's exposure (relative to the Benchmark) to specific securities within an industry. Individual stocks will be selected based upon a bottom-up review of a variety of security-specific valuation metrics, such as earnings revisions, earnings surprise signals, insider trading, corporate actions and changes in various indices.

For temporary or defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities, including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of First Quadrant do not ordinarily involve trading securities for short-term profits, First Quadrant may sell any security when it believes the sale is in the Fund's interest, which may result in short-term trading. Short-term trading may increase the Fund's transaction costs and may increase your tax liability.

First Quadrant will manage the Fund's portfolio to minimize taxable distributions to shareholders. First Quadrant will apply a variety of tax-sensitive investment techniques, including the following:

*Investing in stocks that pay below-average dividends;

*Employing a buy-and-hold strategy that will avoid realizing short-term capital gains and defer as long as possible the realization of long-term capital gains; and

*Realizing losses on specific securities or specific tax lots of securities to offset realized gains. The Fund can be expected to distribute a smaller percentage of its returns each year than other equity mutual funds that are managed without regard to tax considerations. There can be no assurance, however, that taxable distributions can always be avoided.

		ADDITIONAL PRACTICES/RISKS
		--------------------------

The Fund may invest in derivatives. Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security, an index or a currency. The Fund may use derivatives to attempt to maintain exposure to the equity markets while holding cash for temporary liquidity needs. The principal risk to the Fund of investing in derivatives is that they may not perform as expected resulting in losses to the Fund. With some derivatives, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.



	MORE INFORMATION ON INVESTMENT TECHNIQUES AND ASSOCIATED RISKS


The following are descriptions of the types of securities that may be purchased by the Fund.

(1) Cash Equivalents. The Fund may invest in cash equivalents. Cash equivalents include certificates of deposit, bankers acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

Bankers Acceptances. The Fund may invest in bankers acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become "accepted" when a bank guarantees their payment upon maturity.

Eurodollar bankers acceptances are bankers acceptances denominated in U.S. Dollars and are "accepted" by foreign branches of major U.S. commercial banks.

Certificates of Deposit. The Fund may invest in certificates of deposit. Certificates of deposit are issues against money deposited into a bank (including eligible foreign branches of U.S. banks) for a definite period of time. They earn a specified rate of return and are normally negotiable.

Commercial Paper. The Fund may invest in commercial paper. Commercial paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than 9 months. Eurodollar commercial paper refers to promissory notes payable in U.S. Dollars by European issuers.

Repurchase Agreements. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines which have been approved by the Fund's Board of Trustees. In a repurchase agreement, the Fund buys a security from a bank or a broker-dealer that has agreed to repur-chase the same security at a mutually agreed upon date and price. The resale price normally is the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will be short, and at no time will the Fund enter into repurchase agreements for more than seven days.

Repurchase agreements could have certain risks that may adversely affect the Fund. If a seller defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, realization of disposition of the collateral by the Fund may be delayed or limited.

(2) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. The price reflects the interest rates in effect for the term of the agreement. For the purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage which may cause any gains or losses for the Fund to become magnified.

The Fund will invest the proceeds of borrowings under reverse repurchase agreements. The Fund will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the reverse repurchase agreement itself. The Fund will establish and maintain a separate account with the Custodian that contains a segregated portfolio of securities in an amount which is at least equal to the amount of its purchase obligations under the reverse repurchase agreement.

(3) Emerging Market Securities. The Fund may invest some of its assets in the securities of emerging market countries. Investments in securities in emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. There may be limited information available to investors which is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers.

Investors should be aware that the value of the Fund's investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other foreign restrictions in emerging market countries. These risks may be more severe than those experienced in foreign countries. Emerging market securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility and lack liquidity. Furthermore, there is often no legal structure governing private or foreign investment or private property in some emerging market countries. This may adversely affect the Fund's operations and the ability to obtain a judgment against an issuer in an emerging market country.

(4) Foreign Securities. The Fund may invest in foreign securities either directly or indirectly in the form of American Depositary Receipts or similar instruments. Investments in securities of foreign issuers and in obligations of domestic banks involve different and additional risks from those associated with investing in securities of U.S. issuers. There may be limited information available to investors which is publicly available, and generally foreign issuers are not subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

Investors should be aware that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. In addition, due to the differences in the economy of these foreign countries compared to the U.S. economy, whether favorably or unfavorably, portfolio securities may appreciate or depreciate and could therefore adversely affect the Fund's operations. It may also be difficult to obtain a judgment against a foreign creditor. Foreign securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility. Furthermore, changes in foreign exchange rates will have an affect on those securities that are denominated in currencies other than the U.S. Dollar.

Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell equity securities of foreign countries. Therefore, a portion of the Fund's income may be derived from foreign currency. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a mutually agreed upon date and price. The contract is usually between a bank and its customers. The contract may be denominated in U.S. Dollars or may be referred to as a "cross-currency" contract. A cross-currency contract is a contract which is denominated in another currency other than in U.S. Dollars.

In such a contract, the Fund's custodian will segregate cash or marketable securities in an amount not less than the value of the Fund's total assets committed to these contracts. Generally, the Fund will not enter into contracts that are greater than 90 days.

Forward foreign currency contracts have additional risks. It may be difficult to determine the market movements of the currency. The value of the Fund's assets may be adversely affected by changes in foreign currency exchange rates and regulations and controls on currency exchange. Therefore, the Fund may incur costs in converting foreign currency.

If the Fund engages in an offsetting transaction, the Fund will experience a gain or a loss determined by the movement in the contract prices. An "offsetting transaction" is one where the Fund enters into a transaction with the bank upon maturity of the original contract. The Fund must sell or purchase on the same maturity date as the original contract the same amount of foreign currency as the original contract.

Foreign Currency Considerations. The Fund may invest some of its assets in securities denominated in foreign currencies. The Fund will compute and distribute the income earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currency declines in relation to the U.S. Dollar between the time that the Fund earns the income and the time that the income is converted into U.S. Dollars, the Fund may be required to sell its securities in order to make its distributions in U.S. Dollars. As a result, the liquidity of the Fund's securities may have an adverse affect on the Fund's performance.

(5) Futures Contracts. The Fund may buy and sell futures contracts and options on future contracts to attempt to maintain exposure to the equity markets while holding cash for temporary liquidity needs, or protect the value of the Fund's portfolio against changes in the prices of the securities in which it invests. When the Fund buys or sells a futures contract, the Fund must segregate cash and/or liquid securities equivalent to the value of the contract.

There are additional risks associated with futures contracts. It may be impossible to determine the future price of the securities, and securities may not be marketable enough to close out the contract when the Fund desires to do so.

Equity Index Futures Contracts. The Fund may enter into equity index futures contracts. An equity index futures contract is an agreement for the Fund to buy or sell an index relating to equity securities at a mutually agreed upon date and price. Equity index futures contracts are often used to hedge against anticipated changes in the level of stock prices. When the Fund enters into this type of contract, the Fund makes a deposit called an "initial margin." This initial margin must be equal to a specified percentage of the value of the contract. The rest of the payment is made when the contract expires.

(6) Illiquid Securities, Private Placements and Certain Unregistered Securities. The Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. The Fund may not acquire illiquid holdings if, as a result, more than 15% of the Fund's net assets would be in illiquid investments. Subject to this fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered "illiquid" if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in the Fund's portfolio. The price the Fund's portfolio may pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuations of these securities will reflect any limitations on their liquidity.

The Fund may purchase Rule 144A securities eligible for sale without registration under the 1933 Act. These securities may be determined to be illiquid in accordance with the guidelines established by The Managers Funds LLC and approved by the Trustees. The Trustees will monitor these guidelines on a periodic basis.

Investors should be aware that the Fund may be subject to a risk if the Fund should decide to sell these securities when a buyer is not readily available and at a price which the Fund believes represents the security's value. In the case where an illiquid security must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. Therefore, a considerable time may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Fund may obtain a less favorable price than was available when it had first decided to sell the security.

(7) Obligations of Domestic and Foreign Banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

(8) Option Contracts.

Covered Call Options. The Fund may write ("sell") covered call options on individual stocks, equity indices and futures contracts, including equity index futures contracts. Written call options must be listed on a national securities exchange or a futures exchange.

A call option is a short-term contract that is generally for no more than nine months. This contract gives a buyer of the option, in return for a paid premium, the right to buy the underlying security or contract at an agreed upon price prior to the expiration of the option. The buyer can purchase the underlying security or contract regardless of its market price. A call option is considered "covered" if the Fund that is writing the option owns or has a right to immediately acquire the underlying security or contract.

The Fund may terminate an obligation to sell an outstanding option by making a "closing purchase transaction." The Fund makes a closing purchase transaction when it buys a call option on the same security or contract that has the same price and expiration date. As a result, the Fund will realize a loss if the amount paid is less than the amount received from the sale. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date. There is no guarantee that the secondary market will have liquidity for the option.

There are risks associated with writing covered call options. The Fund is required to pay brokerage fees in order to write covered call options as well as fees for the purchases and sales of the underlying securities or contracts. The portfolio turnover rate of the Fund may increase due to the Fund writing a covered call option.

Covered Put Options. The Fund may write ("sell") covered put options on individual stocks, equity indices and futures contracts, including equity index futures contracts.

A put option is a short-term contract that is generally for no more than nine months. This contract gives a buyer of the option, in return for a paid premium, the right to sell the underlying security or contract at an agreed upon price prior to the expiration of the option. The buyer can sell the underlying security or contract at the option price regardless of its market price. A put option is considered "covered" if the Fund which is writing the option owns or has a right to immediately acquire the underlying security or contract. The seller of a put option assumes the risk of the decrease of the value of the underlying security. If the underlying security decreases, the buyer could exercise the option and the underlying security or contract could be sold to the seller at a price that is higher than its current market value.

The Fund may terminate an obligation to sell an outstanding option by making a "closing purchase transaction." The Fund makes a closing purchase transaction when it buys a put option on the same security or contract with the same price and expiration date. As a result, the Fund will realize a loss if the amount paid is less than the amount received from the sale. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date. There is no guarantee that the secondary market will have liquidity for the option.

There are risks associated with writing covered put options. The Fund is required to pay brokerage fees in order to write covered put options as well as fees for the purchases and sales of the underlying securities or contracts. The portfolio turnover rate of the Fund may increase due to the Fund writing a covered put option.

Dealer Options. Dealer Options are also known as Over-the-Counter options ("OTC"). Dealer options are puts and calls where the strike price, the expiration date and the premium payment are privately negotiated. The bank's creditworthiness and financial strength are judged by the Sub-Advisor and must be determined to be as good as the creditworthiness and strength of the banks to whom the Fund lends its portfolio securities.

Puts and Calls. The Fund may buy options on individual stocks, equity indices and equity futures contracts. The Fund's purpose in buying these puts and calls is to protect itself against an adverse affect in changes of the general level of market prices in which the Fund operates. A put option gives the buyer the right upon payment to deliver a security or contract at an agreed upon date and price. A call option gives the buyer the right upon payment to ask the seller of the option to deliver the security or contract at an agreed upon date and price.

(9) Rights and Warrants. The Fund may purchase rights and warrants. Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer's securities at a stated price for a stated time.

(10) Securities Lending. The Fund may lend its portfolio securities in order to realize additional income. This lending is subject to the Fund's investment policies and restrictions. Any loan of portfolio securities must be secured at all times by collateral that is equal to or greater than the value of the loan. If a borrower defaults, the Fund may use the collateral to satisfy the loan. When cash is received as collateral, the Fund will invest the cash in a variety of money market instruments and earn income on such investments. However, the Fund will also bear the risk of any loss on such investments.

(11) Segregated Accounts. The Fund will establish a segregated account with its Custodian after it has entered into either a repurchase agreement or certain options, futures and forward contracts. The segregated account will maintain cash and/or liquid securities that are equal in value to the obligations in the agreement.

(12) Short Sales. The Fund may enter into short sales. The Fund enters into a short sale when it sells a security that it does not own. A broker retains the proceeds of the sales until the Fund replaces the sold security. The Fund arranges with the broker to borrow the security. The Fund must replace the security at its market price at the time of the replacement. As a result, the Fund may have to pay a premium to borrow the security and the Fund may, but will not necessarily, receive any interest on the proceeds of the sale. The Fund must pay to the broker any dividends or interest payable on the security until the security is replaced. Collateral, consisting of cash, or marketable securities, is used to secure the Fund's obligation to replace the security. The collateral is deposited with the broker. If the price of the security sold increases between the time of the sale and the time the Fund replaces the security, the Fund will incur a loss. If the price declines during that period, the Fund will realize a capital gain. The capital gain will be decreased by the amount of transaction costs and any premiums, dividends or interest the Fund will have to pay in connection with the short sale. The loss will be increased by the amount of transaction costs and any premiums, dividends or interest the Fund will have to pay in connection with the short sale. For tax planning reasons, the Fund may also engage in short sales with respect to a security that the Fund currently holds or has a right to acquire, commonly referred to as a "short against the box."

(13) When-Issued Securities. The Fund may purchase securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to the Fund until a settlement takes place. At the time the Fund makes a commitment to purchase securities on a when-issued basis, the Fund will record the transaction, reflect the daily value of the securities when determining the net asset value of the Fund, and if applicable, calculate the maturity for the purposes of determining the average maturity from the date of the transaction. At the time of settlement, a when-issued security may be valued below the amount of the purchase price.

To facilitate these transactions, the Fund will maintain a segregated account with the Custodian that will include cash, or marketable securities, in an amount which is at least equal to the commitments. On the delivery dates of the transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, the Fund may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow the Fund to hedge against unanticipated changes in interest rates.


Part 2 - Current Fundamental Policies of the Fund That Will Be
               Unaffected by the Combination
--------------------------------------------------------------
The Fund is not seeking shareholder approval to change its status as a diversified management investment company in connection with the Combination. In addition, no changes to the following fundamental investment policies of the Fund are proposed in connection with the
Combination:

*[The Fund may not:] Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws."

*[The Fund may not:] Invest in interests in oil, gas, mineral leases or other mineral exploration or development program."

*[The Fund may not:] Invest in companies for the purpose of exercising control or management."

*[The Fund may not:] Purchase securities of other investment companies, except to the extent permitted by the 1940 Act."

*[The Fund may not:] Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin."

*[The Fund may not:] Make short sales of securities or maintain a short position if, where added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and
 (ii) allocated to segregated accounts in connection with short sales. Short sales "against the box" are not subject to this limitation."

*[The Fund may not:] Purchase any security, other than mortgage-backed securities, obligations of the U.S. Government, its agencies or instrumentalities, collateralized mortgage obligations, and shares of other investment companies as permitted pursuant to exemptive relief granted by the SEC, if as a result the Fund would have invested more than 5% of its respective total assets in securities of issuers (including predecessors) having a record of less than three years of continuous operation."

*[The Fund may not:] Purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities and shares of other investment companies as permitted pursuant to exemptive relief granted by the SEC) if as a result 25% or more of the Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry."

			APPENDIX B
			----------

Description of the Agreement and Plan of Reorganization The Plan contemplates (i) the acquisition by the Fund of substantially all of the assets of FQ Fund in exchange for shares of the Fund and the Fund's assumption of all known liabilities of FQ Fund, if any, as of the closing date, and (ii) the distribution on the closing date of the Fund shares to FQ Fund shareholders in liquidation of FQ
Fund (the "Reorganization"). The number of shares to be issued, including fractional shares, in the exchange will be determined by dividing the value of FQ Fund's net assets by the net asset value of one share of the Fund. The net asset value of a share of the Fund and the value of FQ Fund's assets to be acquired will be determined using the valuation procedures described in the Fund's First Amended and Restated Declaration of Trust (the "Declaration of Trust") and the then-current Prospectus and Statement of Additional Information, as well as any other valuation procedures established by the Trustees of the Trust. Such valuations will be computed as of immediately after the declaration of any dividends on the closing date and the close of regular trading of the New York Stock Exchange (the "NYSE"). In the event that the NYSE or another primary trading market for portfolio securities of the Fund or FQ Fund is closed to trading, or trading is restricted or disrupted so that accurate appraisal of the value of the net assets of the Fund or FQ Fund is impracticable, the closing date will be postponed until the first trading day after the day when trading is fully resumed and reporting is completely restored.

Immediately after the transfer of assets to the Fund, FQ Fund will distribute pro rata to its shareholders of record the shares of the Fund it received in the Reorganization so that each shareholder of FQ Fund will receive a number of full and fractional shares of the Fund equal in value to his or her holdings in FQ Fund. FQ Fund will liquidate immediately thereafter. Such distribution will be accomplished by opening accounts on the books of the Fund in the names of FQ Fund shareholders and by transferring to such accounts the Fund shares previously credited to the account of FQ Fund. Each shareholder account will be credited with the pro rata number of the Fund's shares due to that share-holder. Accordingly, immediately after the Reorganization, each former shareholder of FQ Fund will own shares of the Fund that will be equal to the value of that shareholder's shares of FQ Fund immediately prior to the Reorganization.

			APPENDIX C
			----------
		   Management Agreement
		   --------------------

AGREEMENT made as of the ____ day of __________, 2003 between THE MANAGERS FUNDS LLC, a limited liability company organized under the laws of the State of Delaware and having its principal place of business in Norwalk, Connecticut (the "Advisor"), and MANAGERS TRUST I, a Massachusetts business trust having its principal place of business in Norwalk, Connecticut (the "Trust").

WHEREAS, the Advisor is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Trust proposes to engage in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets;
and

WHEREAS, the Trust currently offers shares of its series, the [Fund Name], such series (the "Initial Fund"), together with all other series subsequently established by the Trust with respect to which the Advisor renders management and investment advisory services pursuant to the terms of this Agreement, being herein collectively referred to as the "Funds" and individually as a "Fund".

NOW THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1. APPOINTMENT OF ADVISOR.

(a) Initial Fund. The Trust hereby appoints the Advisor to act as manager and investment advisor to the Initial Fund for the period and on the terms herein set forth. The Advisor accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

(b) Additional Funds. In the event that the Trust desires to retain the Advisor to render management and investment advisory services hereunder with respect to any other series of shares in addition to the Initial Fund, it shall so notify the Advisor in writing, indicating the advisory fee to be payable with respect to the additional series of shares. If the Advisor is willing to render such services on the terms provided for herein, it shall so notify the Trust in writing, whereupon such series of shares shall become a Fund hereunder.

2. DUTIES OF ADVISOR. The Advisor, at its own expense, shall furnish the following services and facilities to the Trust:

(a) Investment Program. The Advisor shall, subject to the provisions of paragraph 11 hereof, (i) develop and furnish continuously an investment program and strategy for each Fund in compliance with that Fund's investment objective and policies as set forth in the Trust's current Registration Statement, (ii) provide research and analysis relative to the investment program and investments of each Fund, (iii) determine (subject to the overall supervision and review of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by each Fund and what portion, if any, of the assets of each Fund shall be held in cash or cash equivalents, and
(iv) make changes on behalf of the Trust in the investments of each Fund.

(b) Administration. The Advisor shall also manage, supervise and conduct the other affairs and business of the Trust and each Fund thereof and all matters incidental thereto, subject always to the control of the Board of Trustees of the Trust and to the provisions of the Trust's Agreement and Declaration of Trust dated December 18, 1991, as amended, supplemented and/or restated from time to time (the "Declaration of Trust") and By-laws, as then in effect, and the 1940 Act.

In connection therewith, the Advisor shall:

(i) furnish to the Trust necessary assistance in:

	A) the preparation of all reports now or hereaf-ter required by federal or other laws; and

	(B) the preparation of prospectuses, registration statements and amendments thereto that may be required by federal or other laws or by the rules or regulations of any duly authorized commission or administrative body.

		(ii) 	furnish to the Trust office space in
	the offices of the Advisor, or in such other place or places as may be agreed upon from time to time, and all necessary office facilities, simple business equipment, supplies, utilities and telephone service.

		(iii) furnish to the Trust all executive and administrative personnel necessary for managing the affairs of the Trust, including personnel to perform clerical, bookkeeping, accounting and other office functions. These services are exclusive of the necessary records or services, including shareholder services and fund accounting services, of any dividend disbursing agent, transfer agent, registrar or custodian. The Advisor shall compensate all personnel, officers, and directors of the Trust if such persons are also employees of the Advisor or its affiliates.

		(iv) arrange for providing and maintaining a bond issued by a reputable insurance company authorized to do business in the place where the bond is issued against larceny and embezzlement covering each officer and employee of the Trust, the Advisor and/or any sub-Advisor who may singly or jointly with others have access to funds or securities of the Trust, with direct or indirect authority to draw upon such funds or to direct generally the disposition of such funds. The bond shall be in such reasonable amount as a majority of the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, shall determine, with due consideration to the aggregate assets of the Trust to which any such officer or employee may have access. The premium, or portion thereof pursuant to an agreement among the insured parties in the case of a joint insured bond, for the bond shall be payable by the Trust in accordance with paragraph 3(17).

3. ALLOCATION OF EXPENSES. Except for the services or facilities to be provided by the Advisor set forth in Paragraph 2 above, the Trust assumes and shall pay all expenses for all other Trust operations and activities and shall reimburse the Advisor for any such expense incurred by the Advisor (it being understood that the Trust shall allocate such expenses between or among the Funds to the extent contemplated by the Declaration of Trust). The expenses to be borne by the Trust shall include, without limitation:

	(1) all expenses of organizing the Trust or forming any series thereof, to the extent now or hereafter permitted under generally accepted accounting principles applicable to registered investment companies;

	(2) all expenses (including information, materials and services other than services of the Advisor) of preparing, printing and mailing all annual, semiannual and periodic reports, proxy materials and other communications (including registration statements, prospectuses and amendments and revisions thereto) furnished to existing shareholders of the Trust and/or regulatory authorities;

	(3) fees involved in registering and maintaining registration of the Trust and its shares with the Securities and Exchange Commission and state regulatory authorities;

	(4) any other registration, filing or other fees in connection with requirements of regulatory authorities;

	(5) expenses, including the cost of printing of certificates, relating to the issuance of shares of the Trust;

	(6) to the extent not paid by the Trust's distributor, the expenses of maintaining a shareholder account and furnishing, or causing to be furnished, to each shareholder a statement of his account, including the expense of mailing;

	(7) taxes and fees payable by the Trust to federal, state or other governmental agencies;

	(8) expenses related to the redemption of its shares, including expenses attributable to any program of periodic redemption;

	(9) all issue and transfer taxes, brokers' commissions and other costs chargeable to the Trust in connection with securities transactions to which the Trust is a party, including any portion of such commissions attributable to research and brokerage services as defined by Section 28(e) of the Securities Exchange Act of 1934, as amended from time to time (the "1934 Act");

	(10) the charges and expenses of the custodian appointed by the Trust, or any depository utilized by such custodian, for the safekeeping of its property;

	(11) charges and expenses of any shareholder servicing agents, transfer agents and registrars appointed by the Trust, including costs of servicing shareholder investment accounts;

	(12) charges and expenses of independent accountants retained by the Trust;

	(13) fees and expenses for legal services in connection with the affairs of the Trust, including reasonable fees charged and expenses incurred by the Advisor, if any, for performing such legal services for the Trust;

	(14) compensation and expenses of Trustees of the Trust who are not "interested persons" of the Trust (as defined in the 1940 Act);

	(15) expenses of shareholders' and Trustees' meetings;

	(16) membership dues in, and assessments of, the Investment Company Institute or similar organizations;

	(17) insurance premiums on fidelity, errors and omissions and other coverages;

	(18) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 of the 1940 Act;

	(19) such other non-recurring expenses of the Trust as may arise, including expenses of actions, suits, or proceedings to which the Trust is a party and the legal obligation which the Trust may have to indemnify its Trustees or shareholders with respect thereto;

	(20) fees and expenses incurred in connection with registering and qualifying the Trust's shares with federal and state regulatory authorities, including reasonable fees charged and expenses incurred by the Advisor, if any, for performing such services for the Trust; and

	(21) fees and expenses for fund accounting services, including reasonable fees charged and expenses incurred by the Advisor, if any, for performing such fund accounting services for the Trust.

4. FEES. For the services and facilities to be provided by the Advisor as set forth in Paragraph 2 hereof, the Trust shall pay to the Advisor an annual fee as set forth on Schedule A to this Agreement.

In the case of commencement or termination of this Agreement with respect to any Fund during any calendar month, the fee with respect to such Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed upon the average daily net assets of such Fund for the days during which it is in effect.

5. EXPENSE LIMITATION. The Advisor agrees that if the total expenses of any Fund (exclusive of interest, taxes, brokerage expenses, distribution expenses, extraordinary items and any other items allowed to be excluded by applicable state law) for any fiscal year of the Trust exceed the lowest expense limitation imposed in any jurisdiction in which that Fund is then making sales of its shares or in which its shares are then qualified for sale, the Advisor will pay or reimburse such Fund for that excess up to the amount of its advisory fee payable with respect to that Fund during that fiscal year. The amount of the monthly advisory fee payable under Paragraph 4 hereof shall be reduced to the extent that the monthly expenses of that Fund, on an annual-ized basis, would exceed the foregoing limitation. At the end of each fiscal year of the Trust, if the aggregate annual expenses chargeable to any Fund for that year exceed the foregoing limitation based upon the average of the monthly average net asset value of that Fund for the year, the Advisor will promptly reimburse that Fund for the amount of such excess to the extent not already reimbursed by reduction of the monthly advisory fee. In the event that such expenses are within the foregoing limitation, the Trust shall be obligated to pay the Advisor excess amounts previously withheld from the advisory fee during that fiscal year, provided that the amount of such payment would not exceed the foregoing limitation.

In the event that this Agreement (i) is terminated with respect to any one or more Funds as of a date other than the last day of the fiscal year of the Trust or (ii) commences with respect to one or more Funds as of a date other than the first day of the fiscal year of the Trust, then the expenses of such Fund or Funds shall be annualized and the Advisor shall pay to, or receive from, the applicable Fund or Funds a pro rata portion of the amount that the Advisor would have been required to pay or would have received, if any, had this Agreement remained in effect with respect to such Fund or Funds for the full fiscal year.


6. PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the assets of the Trust, the Advisor, acting by its own officers, directors or employees or by a duly authorized subcontractor, is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Trust. In executing portfolio transactions and selecting brokers or dealers, if any, the Advisor will use its best efforts to seek on behalf of a Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Advisor shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, the Advisor may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to any Fund of the Trust and/or other accounts over which the Advisor or an affiliate of the Advisor exercises investment discretion. With the prior approval of the Trustees, the Advisor may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. Such prior approval may be obtained from the Trustees with respect to the Advisor's investment program and need not be obtained on a transaction-by-transaction basis.

7. RELATIONS WITH TRUST. Subject to and in accordance with the Declaration of Trust and By-laws of the Trust and the Limited Liability Company Agreement and By-laws of the Advisor, it is understood that Trustees, officers, agents and shareholders of the Trust are or may be interested in the Advisor (or any successor thereof) as directors, officers, or otherwise, that directors, officers, agents and shareholders of the Advisor (or any successor) are or may be interested in the Trust as Trustees, officers, shareholders or otherwise, that the Advisor (or any such successor thereof) is or may be interested in the Trust as a shareholder or otherwise and that the effect of any such adverse interests shall be governed by the Declaration of Trust, Limited Liability Company Agreement and By-laws.

8. LIABILITY OF ADVISOR. Neither the Advisor nor its officers, directors, employees, agents or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its shareholders in connection with the matters to which this Agreement relates; provided that no provision of this Agreement shall be deemed to protect the Advisor against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement. Nor shall any provision hereof be deemed to protect any Trustee or officer of the Trust against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of his duties or the reckless disregard of his obligations and duties.

9. DURATION AND TERMINATION OF THIS AGREEMENT.

(a) Duration. This Agreement shall become effective with respect to the Initial Fund on the date hereof and, with respect to any additional Fund, on the date of receipt by the Trust of notice from the Advisor in accordance with paragraph 1(b) hereof that the Advisor is willing to serve as Advisor with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof with respect to the Initial Fund and, with respect to each additional Fund, for two years from the date on which such Fund becomes a Fund hereunder. Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to each Fund so long as such continuance with respect to such Fund is approved at least annually (a) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund, and

(b) in either event, by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing provisions of this Section 9(a), the continuance of this Agreement with respect to the Initial Fund or any additional Fund is subject to the approval of this Agreement by a majority of the outstanding voting securities of that Fund at the first meeting of shareholders after this Agreement becomes effective with respect to that Fund.

	(b) Termination. This Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by vote of the Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, or by the Advisor, in each case on sixty (60) days' prior written notice to the other party.

	(c) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

	(d) Approval. Amendment or Termination by Individual Fund.
Any approval, amendment or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and
(ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

10. SERVICES NOT EXCLUSIVE. The services of the Advisor to the
Trust hereunder are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

11. SUBCONTRACTORS. The Trust hereby agrees that the Advisor may subcontract for the performance of any of the services contemplated to be rendered by the Advisor to any Fund hereunder.

12. LIMITATION OF LIABILITY. The term "Managers Trust I" means and refers to the Trustees from time to time serving under the Declaration of Trust. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the Trust, as provided in the Declaration of Trust. The execution and delivery of this Agreement has been authorized by the Trustees and the shareholders of the Trust and signed by an officer of the Trust, acting as such, and neither such authorization by such Trustees and shareholder nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in the Declaration of Trust.

13. RESERVATION OF NAME. The parties hereby acknowledge that The Managers Funds LLC has reserved the right to grant the nonexclusive use of the name "Managers" or any derivative thereof to any other investment company, investment Advisor, distributor or other business enterprise, and to withdraw from the Trust the use of the name "Managers". The name "Managers" will continue to be used by the Trust so long as such use is mutually agreeable to The Managers Funds LLC and the Trust.

14. MISCELLANEOUS.

	(a) Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for the receipt of such notices.

	(b) Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

	(c) Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.


[Signature lines omitted]


SCHEDULE A

[Fund Name]


Advisory Fees pursuant to Section 2(a)
--------------------------------------

The Trust shall pay to the Advisor an annual gross investment advisory fee equal to 0.85% of the average daily net assets of [Fund Name].
Such fee shall be accrued daily and paid as soon as practical after the last day of each calendar month.


Administration Fees Pursuant to Section 2(b)
--------------------------------------------

None.

			APPENDIX D
			----------

		 SUB-ADVISORY AGREEMENT
		 ----------------------

	AGREEMENT made as of the ____ day of ____________, 2003 between THE MANAGERS FUNDS LLC, a limited liability company organized under the laws of the state of Delaware and having its principal place of business in Norwalk, Connecticut (the "Advisor") and FIRST QUADRANT, L.P., a limited partnership organized under the laws of the state of Delaware and having its principal place of business at 800 E. Colorado Boulevard, Pasadena, CA 91101 (the "Sub-Advisor").

	WHEREAS, the Advisor is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

	WHEREAS, the Sub-Advisor is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Advisers Act; and

	WHEREAS, MANAGERS TRUST I, a Massachusetts business trust (the "Trust"), is engaged in the business of being an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

	WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust currently offers shares of its series [Fund Name], such series together with any other series of the Trust with respect to which the Sub-Advisor renders management and investment advisory services pursuant to the terms of this Agreement, being herein collectively referred to as the "Funds" and individually as a "Fund"; and

	WHEREAS, pursuant to the Investment Management Agreement, as of even date herewith, between the Trust and the Advisor (the
"Advisory Agreement"), the Advisor is required to perform investment advisory services for the Funds.

	NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1. APPOINTMENT OF SUB-ADVISOR.

	(a) First Quadrant Tax-Managed Equity Fund. The Advisor hereby employs the Sub-Advisor to provide investment advisory services to the First Quadrant Tax-Managed Equity Fund for the period and on the terms herein set forth. The Sub-Advisor accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

	(b) Additional Funds. In the event that the Advisor desires to retain the Sub-Advisor to render investment advisory services hereunder, with respect to any other series of shares of the Trust, the Advisor shall so notify the Sub-Advisor in writing, indicating the advisory fee to be payable with respect to the additional series of shares. If the Sub-Advisor is willing to render such services on the terms provided for herein, it shall so notify the Advisor in writing, whereupon such series shall become a Fund hereunder.

2. DUTIES OF ADVISOR AND SUB-ADVISOR.

	(i) Delivery of Documents. The Advisor has furnished the
Sub-Advisor with true copies of each of the following:

	(a) The Trust's Agreement and Declaration of Trust dated December 18, 1991, as amended through the date hereof, as filed with the Secretary of State of the Commonwealth of Massachusetts and all amendments and supplements thereto (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended, supplemented and/or restated, is herein called the "Declaration");

	(b) The Trust's By-Laws and amendments and supplements thereto (such By-Laws, as presently in effect and as it shall from time to time be amended and supplemented, is herein called the "By-Laws");

	(c) Resolutions of the Trust's Board of Trustees authorizing the appointment of the Advisor and Sub-Advisor and approving the Advisory Agreement and this Agreement [and copies of the minutes of the initial meeting of shareholders of each Fund];

	(d) The Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission and all amendments thereto;

	(e) The Trust's Registration Statement on Form N-1A under the Securities Act of 1933 as amended (the "1933 Act") and the 1940
Act (File Nos. 033-44909 and 811-6520) as filed with the Securities and Exchange Commission and all amendments thereto (the "Registration Statement");

	(f) The most recent prospectus (such prospectus, as in effect from time to time and all amendments and supplements thereto are herein called the "Prospectus") of each Fund;

	(g) All resolutions of the Board of Trustees of the Trust pertaining to the objectives, investment policies and investment restrictions of each Fund; and

	(h) Copies of the executed Advisory Agreement between the Trust and the Advisor relating to each Fund. The Advisor will furnish the Sub-Advisor from time to time with copies of all amendments of or supplements to items (a), (b), (c), (e), (f), (g) and (h) to the extent such amendments or supplements relate to or affect the obligations of the Sub-Advisor hereunder with respect to any Fund hereunder.

	(ii) The Sub-Advisor, at its own expense, shall furnish the following services to the Trust:

	(a) Investment Program. The Sub-Advisor is hereby authorized and directed and hereby agrees, subject to the stated investment objective and policies of the Funds as set forth in the Trust's current Registration Statement and subject to the supervision of the Advisor and the Board of Trustees of the Trust, to (i) develop and furnish continuously an investment program and strategy for each
Fund in compliance with that Fund's investment objective and policies as set forth in the Trust's current Registration Statement,
(ii) provide research and analysis relative to the investment program and investments of each Fund, (iii) determine (subject to the overall supervision of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by each Fund and what
portion, if any, of the assets of each	Fund shall be held in cash or
cash equivalents, and (iv) make changes on behalf of the Trust in the investments of each Fund. In accordance with paragraph 2(ii)(b), the Sub-Advisor shall arrange for the placing of all orders for the purchase and sale of securities and other investments for each Fund's account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. The Sub-Advisor will make its officers and employees available to meet with the Advisor's officers and directors on due notice at reasonable times to review the investments and investment program of each Fund in the light of current and prospective economic and market conditions.

In the performance of its duties hereunder, the Sub-Advisor is and shall be an independent contractor and except as expressly provided for herein or otherwise expressly provided or authorized shall have no authority to act for or represent any Fund or the Trust in any way or otherwise be deemed to be an agent of any Fund, the Trust or of the Advisor. If any occasion should arise in which the Sub-Advisor gives any advice to its clients concerning the shares of a Fund, the Sub-Advisor will act solely as investment counsel for such clients and not in any way on behalf of the Trust or any Fund.

(b) Portfolio Transactions. In connection with the management of the investment and reinvestment of each Fund, the Sub-Advisor, acting by its own officers, directors or employees or by a duly authorized subcontractor, is authorized to select the broker or dealers that will execute purchase and sale transactions for the Trust.

In executing portfolio transactions and selecting brokers or dealers, if any, the Sub-Advisor will use its best efforts to seek on behalf of a Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Advisor shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, the Sub-Advisor may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Sub-Advisor with respect to the Funds and/or other accounts over which the Sub-Advisor exercises investment discretion. The Sub-Advisor may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.

The Sub-Advisor may buy securities for a Fund at the same time it is selling such securities for another client account and may sell securities for a Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, the Sub-Advisor may effectuate cross transactions between a Fund and such other account if it deems this to be advantageous. The Sub-Advisor also may cause a Fund to enter into other types of investment transactions (e.g., a long position on a particular securities index) at the same time it is causing other client accounts to take opposite economic positions (e.g., a short position on the same index).

On occasions when the Sub-Advisor deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients, the Sub-Advisor, to the extent permitted by applicable laws and regulations, and in compliance with such procedures of the Trust as may be in effect from time to time, may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the subject Fund and to such clients.

The Sub-Advisor will advise the Funds' custodian or such depository or agents as may be designated by the custodian and the Advisor promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. The Sub-Advisor shall not have possession or custody of any Fund investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon the Sub-Advisor giving proper instructions to the custodian, the Sub-Advisor shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

The Sub-Advisor shall, upon due notice from the Advisor, provide such periodic and special reports describing any such research, advice or other services received and the incremental commissions, net price or other consideration to which they relate.

Notwithstanding the foregoing, the Sub-Advisor agrees that the Advisor shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transactions on behalf of the Funds may not be effected, including, without limitation, brokers or dealers affiliated with the Advisor. The Sub-Advisor shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker or dealer on behalf of the Fund, unless and until the written approval of the Advisor to do so is obtained, but the Sub-Advisor shall not be liable to the Fund for so acting. In addition, the Sub-Advisor agrees that it shall not direct portfolio transactions for any Fund through any broker or dealer that is an "affiliated person" of the Sub-Advisor (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission) without the prior written approval of the Advisor and in no event shall the Sub-Advisor direct portfolio transactions on behalf of the Fund to any broker/dealer in recognition of sales of shares of any investment company or receipt of research or other service without prior written approval of the Advisor. The
Advisor agrees that it will provide the Sub-Advisor with a list of brokers and dealers that are "affiliated persons" of the Funds.

(c) Reports. The Sub-Advisor shall render to the Board of Trustees of the Trust such periodic and special reports as the Board of Trustees may request with respect to matters relating to the duties of the Sub-Advisor set forth herein.

3. SUB-ADVISORY FEE.

For the services to be provided by the Sub-Advisor as provided in Paragraph 2 hereof, the Advisor shall pay to the Sub-Advisor an annual fee as set forth on Schedule A to this Agreement.

In the case of commencement or termination of this Agreement with respect to any Fund during any calendar month, the fee with respect to such Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed during the average daily net assets of such Fund for the days during which it is in effect.

4. EXPENSES.

During the term of this Agreement, the Sub-Advisor will bear all expenses incurred by it in the performance of its duties hereunder, other than those expenses specifically assumed by the Trust hereunder. The Trust shall assume and shall pay (i) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which any Fund is a party, and (ii) interest on borrowed money, if any. In addition to these expenses, the Trust shall pay all brokers' and underwriting commissions chargeable to the Trust in connection with the securities transactions to which any Fund is a party.

5. COMPLIANCE WITH APPLICABLE REGULATIONS.

In performing its duties hereunder, the Sub-Advisor

(i) shall establish compliance procedures (copies of which shall be provided to the Advisor, and shall be subject to review and approval by the Advisor) reasonably calculated to ensure compliance at all times with: all applicable provisions of the 1940 Act and the Advisors Act, and any rules and regulations adopted thereunder; Subchapter M of the Internal Revenue Code of

1986, as amended; the provisions of the Registration Statement; the provisions of the Declaration and the By-Laws of the Trust, as the same may be amended from time to time; and any other applicable provisions of state, federal or foreign law.

(ii) acknowledges that the Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and that the Sub-Advisor and certain of its employees, officers and directors may be subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish, and shall cause its employees, officers and directors to furnish, to the Advisor and/or to the Trust, all reports and information required to be provided under such code of ethics with respect to such persons.

(iii) agrees that it will maintain for the Trust all and only such records as required under Rules 31a-1 and 31a-2 under the 1940 Act in respect to its services hereunder and that such records are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request all in accordance with Rule 31a-3 under the 1940 Act.

6. LIABILITY OF SUB-ADVISOR; INDEMNIFICATION.

Neither the Sub-Advisor nor the officers, directors, employees, agents, or legal representatives (collectively, "Related Persons") of the Sub-Advisor shall be liable for any error of judgment or mistake of law, or for any loss suffered by any Fund or its shareholders in connection with the matters to which this Agreement relates; provided that, except as set forth in the succeeding paragraph, no provision of this Agreement shall be deemed to protect the Sub-Advisor or its Related Persons against any liability to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence or the reckless disregard of the Sub-Advisor's obligations and duties (each of which is hereby referred to as a "Culpable Act") under this Agreement.

Neither the Sub-Advisor nor its Related Persons shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Advisor or its Related Persons in connection with the matters to which this Agreement relates; provided that this provision shall not be deemed to protect the Sub-Advisor or its Related Persons against any liability to which it might otherwise be subject by reason of any Culpable Act by the Sub-Advisor or its Related Persons.

The Advisor shall indemnify the Sub-Advisor and its Related Persons and hold them harmless from and against any and all actions, suits or claims whether groundless or meritorious and from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities (collectively, "Damages") arising directly or indirectly out of or in connection with the performance of services by the Sub-Advisor or its Related Persons hereunder to the extent such Damages result from any Culpable Act of the Advisor or any Related Person of the Advisor.

The Sub-Advisor shall indemnify the Advisor and its Related Persons from and against any Damages arising directly or indirectly out of or in connection with the performance of services by the Advisor or its Related Persons under this Agreement or the Advisory Agreement, in each case, to the extent such Damages result from any Culpable Act of the Sub-Advisor or any of its Related Persons.

7. REPRESENTATIONS AND WARRANTIES.

	(a) Advisor. The Advisor represents and warrants to the Sub-Advisor that (i) the retention of the Sub-Advisor by the Advisor as contemplated by this Agreement is authorized by the respective governing documents of the Trust and the Advisor; (ii) the execution, delivery and performance of each of this Agreement and the Advisory Agreement does not violate any obligation by which the Trust or the Advisor or their respective property is bound, whether arising by contract, operation of law or otherwise; and (iii) each of this Agreement and the Advisory Agreement has been duly authorized by appropriate action of the Trust and the Advisor and when executed and delivered by the Advisor will be the legal, valid and binding obligation of the Trust and the Advisor, enforceable against the Trust and Advisor in accordance with its terms hereof subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

	(b) Sub-Advisor. The Sub-Advisor represents and warrants to the Advisor that (i) the retention of the Sub-Advisor by the Advisor as contemplated by this Agreement is authorized by the Sub-Advisor's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Advisor or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Sub-Advisor and when executed and delivered by the Sub-Advisor will be the legal, valid and binding obligation of the Sub-Advisor, enforceable against the Sub-Advisor in accordance with its terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

8. DURATION AND TERMINATION OF THIS AGREEMENT.

	(a) Duration. This Agreement shall become effective with respect to [Fund Name] on the date hereof and, with respect to any additional Fund, on the date of receipt by the Advisor of notice from the Sub-Advisor in accordance with Paragraph 1(b) hereof that the Sub-Advisor is willing to serve as Sub-Advisor with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof with respect to the [Fund Name] and, with respect to each additional Fund, for two years from the date on which such Fund becomes a Fund hereunder. Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to each Fund so long as such continuance with respect to any such Fund is approved at least annually (a) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund, and (b) in either event, by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

	(b) Termination. This Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, (i) by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, (ii) by the Advisor, or (iii) by the Sub-Advisor, in each case on sixty (60) days' prior written notice to the other party. Upon the effective date of termination of this Agreement, the Sub-Advisor shall deliver all books and records of the Trust or any Fund held by it (i) to such entity as the Trust may designate as a successor sub-Advisor, or (ii) to the Advisor.

	(c) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

	(d) Approval, Amendment or Termination by Individual Fund.
Any approval, amendment or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding
(i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE.

The services of the Sub-Advisor to the Advisor in connection with the Funds hereunder are not to be deemed exclusive, and the Sub-Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by the Sub-Advisor to assist in the performance of its duties hereunder will not devote their full time to such services and nothing hereunder contained shall be deemed to limit or restrict the right of the Sub-Advisor to engage in or devote time and attention to other businesses or to render services of whatever kind or nature.

10. RESERVATION OF NAME.

	(a) The parties hereby acknowledge that First Quadrant, L.P.
has reserved the right to grant the nonexclusive use of the name
"First Quadrant" or any derivative thereof to any other investment company, investment Advisor, distributor or other business enterprise, and to withdraw from the Trust the use of the name "First Quadrant."
The name "First Quadrant" will continue to be used by the Trust so long as such use is mutually agreeable to First Quadrant, L.P. and the Trust. The Advisor and the Trust acknowledge that the Trust shall cease using the name "First Quadrant" as a part of the Fund's name and that the Advisor, the Trust or any Fund, or any of their affiliates, shall not promote the Trust or any Fund or conduct the business of the Trust or any Fund in any way in such name if this Agreement is terminated for any reason and the Sub-Advisor does not expressly consent in writing to such use of the name "First Quadrant." Future names adopted by the Trust for itself or any Fund, insofar as such names include identifying words requiring the consent of the Sub-Advisor, shall be the property of the Sub-Advisor and shall be subject to the same terms and conditions.

	(b) The parties hereby acknowledge that The Managers Funds
LLC has reserved the right to grant the nonexclusive use of the name "Managers" or any derivative thereof to any other investment company, investment Advisor, distributor or other business enterprise, and to withdraw from the Trust the use of the name "Managers." The name "Managers" will continue to be used by the Trust so long as such use is mutually agreeable to The Managers Funds LLC and the Trust. First Quadrant and the Trust acknowledge that the Trust shall cease using the name "Managers" as a part of the Trust's name and that First Quadrant, the Trust or any Fund, or any of their affiliates, shall not promote the Trust or any Fund or conduct the business of the Trust or any Fund in any way in such name if this Agreement is terminated for any reason and the Advisor does not expressly consent in writing to such use of the name "Managers." Future names adopted by the Trust for itself or any Fund, insofar as such names include identifying words requiring the consent of the Advisor, shall be the property of the Advisor and shall be subject to the same terms and conditions.

11. MISCELLANEOUS.

	(a) Notices. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

The Advisor: 	The Managers Funds LLC
		40 Richards Avenue
		Norwalk, Connecticut 06854
		Facsimile No.: (203) 857-5316
		Attention: Peter Lebovitz

Sub-Advisor: 	First Quadrant, L.P
		800 E. Colorado Boulevard
		Pasadena, CA 91101
		Facsimile No.: (626) 795-8306
		Attention: Curt J. Ketterer

	(b) Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

	(c) Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

	(d) Counterparties. This Agreement may be executed simulta-neously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

	(e) Entire Agreement. This Agreement states the entire agree-ment of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.


[Signature Lines Omitted]

			SCHEDULE A
			----------


[Fund Name]
-----------

The Advisor shall pay to the Sub-Advisor an annual gross investment sub-advisory fee equal to 0.85% of the average daily net assets of [Fund Name]. Such fee shall be accrued daily and paid as soon as practical after the last day of each calendar month.

The Sub-Advisor may voluntarily waive all or a portion of the sub-advisory fee payable from time to time hereunder.

The Sub-Advisor agrees that, during any period in which the Advisor has waived all or a portion of the advisory fee payable by the Trust to the Advisor under the Advisory Agreement with respect to the Fund, if requested by the Advisor, the Sub-Advisor will waive a pro rata share (or such lesser share as the Advisor may request) of the sub-advisory fee payable hereunder with respect to the Fund, such that the amount waived by the Sub-Advisor shall bear the same ratio to the total amount of the sub-advisory fees payable hereunder with respect to the Fund as the amount waived by the Advisor bears to all fees payable to the Advisor under the Advisory Agreement with respect to the Fund.

The Sub-Advisor agrees that, during any period in which the Advisor has agreed to pay or reimburse the Trust for expenses of the Fund, if requested by the Advisor, the Sub-Advisor shall pay or reimburse the Trust for the entire amount of all such expenses of the Fund (or such lesser amount as the Advisor may request). The Advisor agrees that, in addition to any amounts otherwise payable to the Sub-Advisor with respect to the Fund hereunder, the Advisor shall pay the Sub-Advisor all amounts previously paid or reimbursed by the Sub-Advisor to the extent that such amounts are subsequently paid by the Trust to the Advisor under the Advisory Agreement.

[LOGO OMITTED]

MANAGERS
--------
P.O. BOX 9132 HINGHAM, MA 02043-9132

*** CONTROL NUMBER [   ] [   ] [   ] [   ] [  ] ***

VOTE BY TOUCH-TONE PHONE, BY MAIL, OR VIA THE INTERNET!!


TOUCH-TONE: To vote by phone call toll-free 1-888-221-0697 and use ----------- the control number on the front of your proxy card.


INTERNET:  Vote on the Internet at www.proxyweb.com and use
---------  the control number on the front of your proxy card.


MAIL: Return the signed proxy card in the enclosed envelope.
-----

Do not return your proxy card if you vote by phone or Internet.

Special Meeting of Shareholders
July 17, 2003

MANAGERS TRUST I
MANAGERS U.S. STOCK MARKET PLUS FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) Galan G. Daukas and Donald S. Rumery, as proxies, with power to act without the other and with power of substitution, and hereby authorize(s) them to represent and vote, as designated on the other side, all the shares of Managers U.S. Stock Market Plus Fund, a series of Managers Trust I, standing in the name of the undersigned with all powers which the undersigned would possess if present at the Special Meeting of Shareholders to be held July 17, 2003 at 10:00 a.m. local time or any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THE PROXIES WILL VOTE SHARES REPRESENTED BY THIS PROXY FOR PROPOSALS LISTED ON THE REVERSE SIDE AND WILL VOTE IN THEIR DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THIS MEETING. THE UNDERSIGNED ACKNOWLEDGE(S) RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

                                        Date: ____________________


                             _____________________________________
                             Signature(s)        (Sign in the Box)

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporation name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2
PENCIL. [X]

PLEASE DO NOT USE FINE POINT PENS.

If you wish to vote on ALL Proposals at once, please indicate your response below. The Board of Trustees recommends a vote FOR all Proposals.

                                                      FOR     AGAINST  ABSTAIN
                                                      ----    ----     ----
To vote on all Proposals at once, please indicate     [  ]    [  ]     [  ]
your vote in the box to the right. Note that if
you mark a vote in this section and a vote below,
the indication you make in this selection will
determine how your shares are voted.

        IF YOU MARKED A VOTE ABOVE, STOP HERE AND SIGN ON REVERSE SIDE.
-------------------------------------------------------------------------------

If you wish to vote on each Proposal individually, you may do so below. If you marked a vote above for ALL proposals as one vote and you mark votes below, only the vote indicated above will count towards the proxy. If you decide to vote on each individual Proposal, the Board of Trustees recommends a vote FOR Proposals
1(a) and (b) and 2(a), (b), (c) and (d).

                                                      FOR     AGAINST  ABSTAIN
                                                      ----    ----     ----
1(a) To approve a new Management Agreement between
     The Managers Funds LLC and Managers Trust I
     with respect to the Fund.
                                                      [  ]    [  ]     [  ]


 (b) To approve a new Sub-Advisory Agreement between
     The Managers Funds LLC and First Quadrant, L.P.
     with respect to the Fund.
                                                      [  ]    [  ]     [  ]


2(a) To approve amendments to the Fund's fundamental
     investment policy regarding senior securities
     and borrowing.
                                                      [  ]    [  ]     [  ]


 (b) To approve amendments to the Fund's fundamental
     investment policy regarding real estate.
                                                      [  ]    [  ]     [  ]


 (c) To approve amendments to the Fund's fundamental
     investment policy regarding commodities.
                                                      [  ]    [  ]     [  ]


 (d) To approve amendments to the Fund's fundamental
     investment policy regarding loans.
                                                      [  ]    [  ]     [  ]

                             PLEASE SIGN ON THE REVERSE SIDE
